                                                                    Exhibit 99.1

CSFB 2002-CKN2 Collateral and Structural Term Sheet April 22, 2002

CMBS New Issue

CSFB 2002-CKN2

Collateral & Structural Term Sheet $821,733,000 (Approximate)

Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2

Credit Suisse First Boston

  Lehman Brothers

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superceded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

CSFB 2002-CKN2 Collateral and Structural Term Sheet April 22, 2002

I.         Transaction Offering

                         Initial         Approximate
                         Principal       % of Total                Initial  Assumed
                         Balance or      Initial      Approximate  Pass-    Weighted
         Expected        Notional        Principal    Credit       Through  Average Life
Class    Ratings(1)      Amount          Balance      Support      Rate(2)  (years)(3)
Offered Certificates:
A-1      AAA/Aaa         $45,725,000     4.98%        18.50%       %        2.5
A-2      AAA/Aaa         $130,159,000    14.18%       18.50%       %        7.5
A-3      AAA/Aaa         $572,398,000    62.34%       18.50%       %        9.7
B        AA/Aa2          $34,430,000     3.75%        14.75%       %        9.9
C        A/A2            $29,840,000     3.25%        11.50%       %        9.9
D        A-/A3           $9,181,000      1.00%        10.50%       %        9.9

Non-Offered certificates:(5)

E        BBB+/Baa1       $11,477,000     1.25%        9.25%        %        9.9
F        BBB/Baa2        $13,772,000     1.50%        7.75%        %        9.9
G        BBB-/Baa3       $10,329,000     1.12%        6.63%        %        9.9
H        BB+/Ba1         $11,477,000     1.25%        5.38%        %        9.9
J        BB/Ba2          $12,624,000     1.37%        4.00%        %        9.9
K        BB-/Ba3         $4,591,000      0.50%        3.50%        %        9.9
L        B+/B1           $4,590,000      0.50%        3.00%        %        9.9
M        B/B2            $9,182,000      1.00%        2.00%        %        9.9
N        B-/B3           $2,295,000      0.25%        1.75%        %        9.9
O        NR/NR           $16,067,952     1.75%        0.00%        %        11.3
A-X      AAA/Aaa         $918,137,952    100.00%      N/A          %        9.1
A-SP     AAA/Aaa         $572,451,000    62.35%       N/A          %        7.0
A-Y      AAA/Aaa         $122,505,428    13.34%       N/A          %        9.2



                     Expected
        Expected     Principal       Legal
Class   Maturity(3)  Window(3)       Status          ERISA(4)
Offered Certificates:
A-1     12/06        06/02-12/06     Public          Yes
A-2     09/11        12/06-09/11     Public          Yes
A-3     03/12        09/11-03/12     Public          Yes
B       04/12        03/12-04/12     Public          Yes
C       04/12        04/12-04/12     Public          Yes
D       04/12        04/12-04/12     Public          Yes

Non-Offered certificates:(5)

E       04/12        04/12-04/12     Private-144A    Yes
F       04/12        04/12-04/12     Private-144A    Yes
G       04/12        04/12-04/12     Private-144A    Yes
H       04/12        04/12-04/12     Private-144A    No
J       04/12        04/12-04/12     Private-144A    No
K       04/12        04/12-04/12     Private-144A    No
L       04/12        04/12-04/12     Private-144A    No
M       04/12        04/12-04/12     Private-144A    No
N       04/12        04/12-04/12     Private-144A    No
O       04/17        04/12-04/17     Private-144A    No
A-X     04/17        N/A             Private-144A    Yes
A-SP    05/09        N/A             Private-144A    Yes
A-Y     04/17        N/A             Private-144A    Yes

(1) By Standard & Poor's Rating Services and Moody's Investors Service, Inc., respectively

(2) Classes __,__ and __ will be fixed rate. Classes __, __, and __ will be fixed subject to the net WAC of the mortgage pool. Classes __and __ will be equal to the net WAC of the mortgage pool.

(3) Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the prospectus supplement) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the prospectus supplement. Assumed weighted average life expressed in years.

(4) Expected to be eligible for Credit Suisse First Boston Corporation's individual prohibited transaction exemption under ERISA.

(5)   Not offered by the prospectus supplement or this term sheet.

Mortgage Loan Seller Profile:

Column Financial, Inc., "Column", will be selling 90 mortgage loans, representing 69.18% of the initial mortgage pool balance to the trust. Column was established in August 1993 and is an indirect wholly owned subsidiary of Credit Suisse Group. Column has originated more than 4,750 commercial mortgage loans, totaling approximately $27.9 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 17 production offices located throughout the U.S. and Canada.

National Consumer Cooperative Bank, "NCB", will be selling 26 mortgage loans, representing 4.01% of the initial mortgage pool balance to the trust. NCB, headquartered in Washington, D.C., was chartered by an act of Congress in 1978 for the purpose of providing loans and other financial services to cooperatively owned and organized entities throughout the United States. By Congressional amendments in 1981, NCB was converted to a private institution owned by its member cooperative customers. NCB and its affiliates have originated over $3.5 billion in commercial and multifamily loans and securitized over $2 billion of such originations. NCB as a special servicer is rated "CSS2 Co-op" by Fitch, Inc.

NCB Capital Corporation, an affiliate of NCB, will be selling 61 mortgage loans, representing 16.60% of the initial mortgage pool balance to the trust.

NCB, FSB, a wholly owned subsidiary of NCB and an affiliate of NCB Capital Corporation, will be selling 16 mortgage loans, representing 3.05% of the initial mortgage pool balance to the trust. NCB, FSB is a federal savings bank chartered by the Office of Thrift Supervision of the U.S. Department of the Treasury. NCB, FSB, as a primary and master servicer, is rated "CPS2+ Co-op" and "CMS3+ Co-op", respectively, by Fitch, Inc.

KeyBank National Association, "KeyBank", will be selling 11 mortgage loans, representing 7.17% of the initial mortgage pool balance to the trust. KeyBank, a wholly owned subsidiary of KeyCorp, is a national banking association. KeyBank, headquartered in Cleveland, OH, provides financial services, including commercial and multifamily real estate financing, throughout the United States. As of December 31, 2001, KeyBank had total assets of approximately $71.5 billion, total liabilities including minority interests in consolidated subsidiaries of approximately $66.6 billion and approximately $4.9 billion in stockholder's equity. As of December, 2001, Key Commercial Real Estate, a division of KeyBank, had total assets of approximately $8.5 billion comprised of construction and interim loans, CMBS investments, and conduit and other fixed rate permanent loans. Key Commercial Mortgage, a division of Key Commercial Real Estate, originated over $1.8 billion in commercial mortgage loans in 2001 and has a current servicing portfolio of $12.0 billion.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superceded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

CSFB 2002-CKN2 Collateral and Structural Term Sheet April 22, 2002

II.  Collateral Overview(1)

o    Mortgage Loan Pool
     Initial Mortgage Pool Balance:             $918,137,952
     Average Cut-off Date Principal Balance:    $4,500,676
     Loans / Properties:                        204 / 208
     Largest Loan:                              5.99%
     Five Largest Loan Concentrations:          23.78%
     Ten Largest Loan Concentrations:           35.02%
o    Property Type Concentrations
                                                41.32%
     Multifamily:
                                                26.14%
     Office:
     Retail:                                    19.98% (Anchored 16.36 %; Unanchored 3.62 %)(2)
     Other(3):                                  9.96%
     Hotel:                                     2.60%
o    Geographic Distribution
     New York:                                  25.93%
     Florida:                                   18.65%
     California:                                9.31% (Northern 5.19%/ Southern 4.12 %)(4)
     Texas:                                     7.29%
     Pennsylvania:                              6.19%
     Ohio:                                      6.10%
     Michigan:                                  5.92%
     Other:                                     21 other states and the District of Columbia, which comprise no more than 3.04% individually
o    Credit Statistics
     Wtd. Avg. Underwritten DSCR(5):            3.12x
     Wtd. Avg. Cut-off Date LTV Ratio:          60.0%
     Wtd. Avg. Balloon/ARD LTV Ratio:           52.1%

(1) All percentages are of the Initial Mortgage Pool Balance unless otherwise noted. All information provided based on a May 2002 Cut-off Date unless otherwise noted.

(2)   Anchored includes shadow anchored properties and single tenant properties.

(3) "Other" includes Industrial, Manufactured Housing, Mixed Use, and Self Storage property concentration.

(4) Southern California consists of mortgaged real properties in California zip codes less than or equal to 93600. Northern California consists of mortgaged real properties in zip codes greater than 93600.

(5) Wtd. Avg. Underwritten DSCR for all mortgage loans excluding the residential co-operative loans is 1.47x.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superceded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

CSFB 2002-CKN2 Collateral and Structural Term Sheet April 22, 2002

o  Loans with Reserve Requirements
   Tax escrows:                          83.42%
   Insurance escrows:                    71.96%
   Cap. Ex./FF&E escrows(2):             68.39%
   TI/LC escrows(2):                     59.02%

o  Mortgage Loan Pool Characteristics
   Wtd. Avg. Mortgage Interest Rate:     7.300%
   Wtd. Avg. Remaining Term(3):          116 Months
   Wtd. Avg. Seasoning:                  3.8 Months
   Call

                           Protection: All of the mortgage loans provide for either a prepayment lockout period ("Lockout"), a defeasance period ("Defeasance"), a yield maintenance premium period ("YMP"), a static prepayment penalty period ("PP"), or a combination thereof.

   Lockout/Defeasance:     92.48%

   Fee or Leasehold:       99.06% (Fee); 0.94% (Leasehold)

   Delinquency:            None of the mortgage loans will be 30 days or more
                           delinquent with respect to any monthly debt service payment as of the May 2002 due date or at any time during the 12-month period preceding that date.

(1) All percentages are of the Initial Mortgage Pool Balance unless otherwise noted. All information provided based on a May 2002 Cut-off Date unless otherwise noted.

(2) Includes loans with provisions for upfront and/or collected reserves. TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties.

(3) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superceded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

CSFB 2002-CKN2 Collateral and Structural Term Sheet April 22, 2002

III. Transaction Overview

     Offered Certificates:     Classes A-1, A-2, A-3, B, C, and D
     Pass-Through Structure:   Senior/Subordinate, Sequential Pay Pass-Through Certificates

     Mortgage Loan Sellers:    Column Financial, Inc., National Consumer Cooperative Bank, NCB Capital
                               Corporation, NCB, FSB and KeyBank National Association
     Lead Manager &
     Bookrunner:               Credit Suisse First Boston Corporation

     Co-Manager:               Lehman Brothers Inc.

     Rating Agencies:          Standard & Poor's Rating Services and Moody's Investors Service, Inc.

     Master Servicers:         KeyCorp Real Estate Capital Markets, Inc., d/b/a Key Commercial Mortgage will act as master servicer for all the mortgage loans except for the residential cooperative mortgage loans.

                               NCB, FSB will act as
                               master servicer for the
                               residential cooperative
                               mortgage loans in the
                               trust.

     Special Servicers:        ARCap Special Servicing, Inc., will act as special servicer for all the mortgage loans except for the residential cooperative mortgage loans.

                               National Consumer
                               Cooperative Bank will
                               act as special servicer
                               for all the residential
                               cooperative mortgage
                               loans in the trust.

     Trustee:                  Wells Fargo Bank Minnesota, N.A.

     Cut-Off Date:             May 2002

     Settlement Date:          May__, 2002

     Distribution Date:        The fourth business day following the Determination Date in that month, beginning
                               June 2002

     Determination Date:       The eleventh calendar day of the month, or, if the eleventh calendar day is not a business day, the next succeeding business day, beginning June 2002

     Minimum Denominations:    $10,000 for all offered certificates and in additional multiples of $1

     Settlement Terms:         DTC, Euroclear and Clearstream, same day funds, with accrued interest

     SMMEA:                    None of the offered classes are expected to be SMMEA eligible.

     ERISA:                    The offered classes are expected to be eligible for the Lead Manager's individual prohibited transaction exemption with respect to ERISA, subject to certain conditions of eligibility.
     Tax Treatment:            REMIC

     Analytics:                Cashflows are expected to be available through Bloomberg, the Trepp Group, Intex
                               Solutions and Charter Research.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superceded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

CSFB 2002-CKN2 Collateral and Structural Term Sheet April 22, 2002

IV. Structure Description

                               [GRAPHIC OMITTED]

o The P&I certificates will be paid principal sequentially beginning with Class A-1.

o The Class A-X, Class A-SP and Class A-Y Certificates will collectively accrue interest on the total principal balance of the Class A-1, A-2, A-3, B, C, D, E, F, G, H, J, K, L, M, N and O Certificates. The Preliminary Prospectus Supplement describes the notional amounts on which the Class A-X, Class A-SP and Class A-Y Certificates individually accrue interest.

o The Class A-X, Class A-SP and Class A-Y Certificates will collectively accrue interest at a rate approximately equal to the excess, if any, of the weighted average net coupon for the mortgage pool over the weighted average pass-through rate for the Class A-1, A-2, A-3, B, C, D, E, F, G, H, J, K, L, M, N and O Certificates. The Preliminary Prospectus Supplement describes the pass-through rates at which the Class A-X, Class A-SP and Class A-Y Certificates individually accrue interest.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superceded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

CSFB 2002-CKN2 Collateral and Structural Term Sheet April 22, 2002

V. Yield Maintenance Prepayment Premium / Static Prepayment Premium Allocation

   Yield Maintenance Prepayment
   Premiums:

         Yield Maintenance Prepayment Premiums will be distributed on each Distribution Date as follows: A portion (based on the product of the Base Interest Fraction and the Principal Entitlement Fraction as described below) will be delivered to each of the following Classes:
         A-1, A-2, A-3, B, C, D, E, F and G (the "Premium Classes"). The remainder will be distributed to Class A-X and, in some cases, Class A-Y.

                  With respect to each Premium Class, the "Base Interest Fraction" is a fraction, not greater than one or less than zero, having:

                  o A numerator equal to the excess, if any, of the pass-through rate on such Class over the discount rate generally used in calculating the yield maintenance charge, and

                  o A denominator equal to the excess, if any, of the mortgage rate of the prepaid loan over the discount rate generally used in calculating the yield maintenance charge.

                           With respect to each Premium Class, the "Principal Entitlement Fraction" is a fraction having:

                  o A numerator equal to the total principal distributable on such Premium Class on the subject Distribution Date, and

                  o A denominator equal to the total principal distributable on all the certificates, public and private, on the subject Distribution Date.

Static Prepayment Premiums:

                  Static Prepayment Premiums will be distributed on each Distribution Date as follows: 25% to the Premium Classes based on the Principal Entitlement Fraction. The remainder will be distributed to Class A-X and, in some cases, Class A-Y.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superceded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

CSFB 2002-CKN2 Collateral and Structural Term Sheet April 22, 2002

Yield Maintenance Prepayment
Premium Example:

                        The following is an example of the Yield Maintenance Prepayment Premium allocation based on the following assumptions:

                        o  Class receiving principal payment is A-1
                        o  Mortgage Rate: 8.00%
                        o  The Discount Rate at time of prepayment: 5.75%
                        o  The Class A-1 Pass-Through Rate is equal to 7.00%

                                                                Class A-1                Class A-X/Class A-Y
Method                                                          Certificates             Certificates
(Class A-1 Pass Through Rate - Discount Rate)                   (7.00%-5.75%)            (100.00%-Class A-1 Certificate Percentage)
(Mortgage Rate-Discount Rate)                                   (8.00%-5.75%)

Prepayment Premium Allocation                                   55.56%                   44.44%

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superceded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

VI. Additional Deal Features

Prepayment Interest Shortfalls:

                  Any Prepayment Interest Shortfalls that are not offset by a specified portion of the servicing fee and interest accrued on the related prepayments from the date of prepayment will be allocated pro-rata to each interest-bearing Class of Certificates in proportion to the amount of interest accrued on such Class for such distribution date.

Principal & Interest Advances:

                  The applicable master servicer will generally be required to advance delinquent scheduled payments of principal and interest on the mortgage loans (excluding any balloon payments, default interest or post-ARD additional interest and net of master servicing fees) and other required amounts through liquidation, subject to recoverability standard. The applicable master servicer will be required to make advances for those balloon loans that become defaulted after their maturity dates, on the same amortization schedule as if the maturity date had not occurred. In the event that the applicable master servicer fails to make a required advance of delinquent scheduled payments of principal and interest, the Trustee will be obligated to make the advance.

Optional Termination:

                  On any Distribution Date on which the mortgage pool balance, net of outstanding advances of principal, is less than 1% of the Initial Mortgage Pool Balance, the trust fund may be terminated and the certificates retired at the option of: any single holder or group of holders of a majority of the controlling class (as described in Prospectus Supplement); and/or a master servicer or special servicer.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superceded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

CSFB 2002-CKN2 Collateral and Structural Term Sheet April 22, 2002

MORTGAGED REAL PROPERTIES BY STATE

                               [GRAPHIC OMITTED]

                                                                     Weighted
                          Number of                     Percentage ofAverage                    Weighted
                          Mortgaged     Cut-off Date    Initial      Mortgage      Weighted     Average
                          Real          Principal       Mortgage PoolInterest      Average      Cut-off Date
State                     Properties    Balance (2)     Balance      Rate          U/W DSCR     LTV Ratio (2)
New York                  99            $238,048,185    25.93%       6.874%        8.00x        25.9%
Florida                   13            171,277,122     18.65%       7.370%        1.33         74.6%
California                10            85,480,767      9.31%        7.597%        1.32         73.6%
Northern California (1)   4             47,641,971      5.19%        7.603%        1.28         76.8%
Southern California (1)   6             37,838,796      4.12%        7.589%        1.37         69.6%
Texas                     18            66,932,920      7.29%        7.485%        1.37         74.7%
Pennsylvania              8             56,816,532      6.19%        7.452%        1.75         61.5%
Ohio                      7             56,024,899      6.10%        7.447%        1.35         73.1%
Michigan                  10            54,351,597      5.92%        7.305%        1.57         67.5%
Illinois                  4             27,938,192      3.04%        7.220%        1.29         77.0%
Washington                2             20,632,802      2.25%        8.080%        1.58         67.0%
Virginia                  2             20,069,200      2.19%        7.301%        1.29         74.9%
Maryland                  4             19,847,137      2.16%        7.826%        1.31         72.1%
North Carolina            3             14,373,146      1.57%        7.238%        1.55         69.6%
Connecticut               4             12,373,348      1.35%        7.741%        1.39         67.0%
Minnesota                 2             11,217,376      1.22%        7.665%        1.54         72.7%
Indiana                   3             11,024,080      1.20%        7.345%        1.31         73.7%
Louisiana                 1             9,492,648       1.03%        7.290%        1.48         71.9%
New Mexico                1             8,088,437       0.88%        7.060%        1.22         79.8%
Georgia                   3             8,036,918       0.88%        7.408%        1.39         72.7%
Wisconsin                 1             5,478,345       0.60%        7.340%        2.20         67.3%
Oregon                    2             4,188,480       0.46%        7.315%        1.37         73.5%
Arizona                   1             4,125,695       0.45%        7.190%        1.29         77.4%
Nevada                    2             3,605,942       0.39%        7.413%        1.42         67.3%
New Jersey                1             2,875,972       0.31%        7.580%        1.44         57.5%
Massachusetts             1             1,998,642       0.22%        7.940%        1.46         67.1%
Missouri                  1             1,194,828       0.13%        7.500%        1.31         64.6%
Kansas                    1             995,550         0.11%        7.350%        1.37         74.0%
Rhode Island              1             746,672         0.08%        6.800%        1.56         74.7%
New Hampshire             2             573,448         0.06%        7.420%        1.59         64.1%
District of Columbia      1             329,072         0.04%        7.140%        3.17         16.5%

Total/Weighted Average:   208           $918,137,952    100.00%      7.300%        3.12x        60.0%

(1) Southern California consists of mortgaged real properties in California zip Northern California consists codes less than or equal to 93600. of mortgaged real properties in California zip codes greater than 93600.
(2) Assumes a Cut-off Date in May
2002.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superceded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

CSFB 2002-CKN2 Collateral and Structural Term Sheet April 22, 2002

                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                                                 Weighted
                         Number of                          Percentage of        Average                           Weighted
                         Mortgaged        Cut-off Date      Initial              Mortgage        Weighted          Average
                         Real             Principal         Mortgage Pool        Interest        Average           Cut-off Date
Property Type            Properties       Balance (1)       Balance              Rate            U/W DSCR          LTV Ratio (1)
Multifamily              129             $379,388,185        41.32%               7.061%          5.39x             47.1%
Office                   28               240,029,628        26.14%               7.313%          1.58              70.1%
Retail                   21               183,405,886        19.98%               7.476%          1.44              70.3%
Mixed Use                9                 40,593,983         4.42%               7.806%          1.46              61.4%
Industrial               9                 24,406,613         2.66%               7.442%          1.60              67.6%
Hotel                    3                 23,854,886         2.60%               8.170%          1.57              65.1%
Self Storage             5                 20,398,163         2.22%               7.833%          1.33              71.0%
Manufactured Housing     4                  6,060,608         0.66%               7.275%          1.53              65.6%
Total/Weighted Average:  208             $918,137,952       100.00%               7.300%          3.12x             60.0%

(1)   Assumes a Cut-off Date in May 2002.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superceded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

CSFB 2002-CKN2 Collateral and Structural Term Sheet April 22, 2002

                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                             Weighted
                                            Number of                         Percentage of   Average                Weighted
                                            Mortgaged         Cut-off Date    Initial         Mortgage   Weighted    Average

                                            Real              Principal       Mortgage Pool   Interest   Average     Cut-off Date
                                                              Balance (1)                                            LTV Ratio (1)
Property Type        Property Sub-Type      Properties                        Balance         Rate       U/W DSCR
Multifamily
                     Rental                 37          $     208,460,978     22.70%          7.331%     1.34x       76.2%
                     Cooperative            92                170,927,206     18.62%          6.731%     10.34       11.6%

Total/Weighted Average:                     129         $     379,388,185     41.32%          7.061%     5.39x       47.1%

Retail
                     (2)
                     Anchored               12          $     150,162,712     16.36%          7.452%     1.46x       70.0%
                     Unanchored             9                 33,243,174      3.62%           7.581%     1.33        71.5%

Total/Weighted Average:                     21          $     183,405,886     19.98%          7.476%     1.44x       70.3%

Hotel
                     Full Service           2           $     20,632,802      2.25%           8.080%     1.58x       67.0%

                     Limited Service        1                 3,222,084       0.35%           8.750%     1.53        52.8%

Total/Weighted Average:                     3           $     23,854,886      2.60%           8.170%     1.57x       65.1%

(1) Assumes a Cut-off Date in May 2002.
(2) Includes shadow anchored properties.

UNDERLYING MORTGAGE LOAN SELLER

                                                                                    Weighted
                            Number of                            Percentage of      Average                        Weighted
                            Underlying           Cut-off Date    Initial            Mortgage      Weighted         Average
                            Mortgage             Principal       Mortgage Pool      Interest      Average          Cut-off Date
Mortgage Loan Seller        Loans                Balance (1)     Balance            Rate          U/W DSCR         LTV Ratio (1)
Column                      90              $    635,147,735     69.18%             7.424%        1.48x            71.4%
NCB and Affiliates          103                  217,200,530     23.66%             6.917%        8.46             22.4%
KeyBank                     11                   65,789,687      7.17%              7.374%        1.29             74.4%
Total/Weighted Average:     204             $    918,137,952     100.00%            7.300%        3.12x            60.0%

(1) Assumes a Cut-off Date in May 2002.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superceded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

CSFB 2002-CKN2 Collateral and Structural Term Sheet April 22, 2002

CUT-OFF DATE PRINCIPAL BALANCES(1)

                               [GRAPHIC OMITTED]

                                                                                            Weighted
                                           Number of                        Percentage of   Average                    Weighted
                                           Underlying        Cut-off Date   Initial         Mortgage     Weighted      Average
Range of Cut-off Date                      Mortgage          Principal      Mortgage Pool   Interest     Average       Cut-off Date
Principal Balances                         Loans             Balance (1)    Balance         Rate         U/W DSCR      LTV Ratio (1)
$134,508          -    500,000             22            $   5,968,242      0.65%           6.922%       8.82x         8.8%
500,001           -    1,000,000           33                25,201,076     2.74%           7.237%       8.00          36.3%
1,000,001         -    1,500,000           26                32,577,871     3.55%           7.177%       4.82          42.8%
1,500,001         -    2,000,000           27                48,015,022     5.23%           7.319%       4.24          50.8%
2,000,001         -    2,500,000           11                24,742,326     2.69%           7.121%       7.64          39.3%
2,500,001         -    3,000,000           13                36,872,413     4.02%           7.199%       10.06         43.1%
3,000,001         -    4,000,000           12                41,289,140     4.50%           7.320%       5.06          44.4%
4,000,001         -    5,000,000           10                45,067,989     4.91%           7.090%       6.27          39.4%
5,000,001         -    7,500,000           19                122,272,728    13.32%          7.345%       2.13          61.5%
7,500,001         -    10,000,000          11                94,072,242     10.25%          7.103%       2.87          57.2%
10,000,001        -    20,000,000          13                177,876,728    19.37%          7.500%       1.39          69.4%
20,000,001        -    30,000,000          2                 45,881,831     5.00%           7.229%       1.34          78.2%
30,000,001        -    40,000,000          2                 70,895,222     7.72%           7.190%       2.02          70.0%
40,000,001        -    50,000,000          2                 92,405,125     10.06%          7.384%       1.58          66.8%
50,000,001        -    $55,000,000         1                 55,000,000     5.99%           7.380%       1.24          75.9%

Total/Weighted Average:                    204           $   918,137,952    100.00%         7.300%       3.12x         60.0%

Maximum Cut-off Date Principal Balance (1):$55,000,000
Minimum Cut-off Date Principal Balance (1):$134,508
Average Cut-off Date Principal Balance (1):$4,500,676

(1) Assumes a Cut-off Date in May 2002.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superceded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

CSFB 2002-CKN2 Collateral and Structural Term Sheet April 22, 2002

UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                               [GRAPHIC OMITTED]

                                                                                    Weighted
                                  Number of                       Percentage of     Average                          Weighted
                                  Underlying   Cut-off Date       Initial           Mortgage        Weighted         Average
              Range of            Mortgage           Principal    Mortgage Pool     Interest        Average          Cut-off Date
       U/W DSCRs                  Loans              Balance (1)  Balance           Rate            U/W DSCR         LTV Ratio (1)
       1.20x  -         1.25      6            $     127,184,259  13.85%            7.440%          1.24x            77.4%
       1.26   -         1.29      18                 67,164,006   7.32%             7.468%          1.27             74.4%
       1.30   -         1.35      25                 149,913,801  16.33%            7.438%          1.32             73.4%
       1.36   -         1.40      14                 85,596,192   9.32%             7.460%          1.38             72.7%
       1.41   -         1.45      13                 82,209,003   8.95%             7.428%          1.42             71.4%
       1.46   -         1.50      14                 65,412,688   7.12%             7.451%          1.47             69.6%
       1.51   -         1.59      14                 66,207,701   7.21%             7.778%          1.56             63.9%
       1.60   -         1.99      8                  60,887,853   6.63%             7.346%          1.80             59.2%
       2.00   -         3.99      14                 61,799,967   6.73%             6.862%          2.71             54.4%
       4.00   -         6.00      17                 39,886,967   4.34%             6.673%          5.03             14.7%
       6.01   -         8.00      17                 32,033,870   3.49%             6.678%          6.68             12.2%
       8.01   -         10.00     13                 29,470,597   3.21%             6.808%          9.33             7.0%
       10.01  -         25.00     25                 41,110,364   4.48%             6.645%          13.59            5.3%
       25.01  -         76.72x    6                  9,260,684    1.01%             6.780%          50.03            1.7%

Total/Weighted Average:           204          $     918,137,952  100.00%           7.300%          3.12x            60.0%

Maximum U/W DSCR:                 76.72x
Minimum U/W DSCR:                 1.20x
Wtd. Avg. U/W DSCR:               3.12x

(1)    Assumes a Cut-off Date in May
       2002.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superceded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

CSFB 2002-CKN2 Collateral and Structural Term Sheet April 22, 2002

CUT-OFF DATE LOAN-TO-VALUE RATIOS(1)

                               [GRAPHIC OMITTED]

                                                                                       Weighted
                                       Number of                      Percentage of    Average                        Weighted
                                       Underlying       Cut-off Date  Initial          Mortgage       Weighted        Average
Range of Cut-off Date                  Mortgage         Principal     Mortgage Pool    Interest       Average         Cut-off Date
Loan-to-Value Ratios (1)               Loans            Balance (1)   Balance          Rate           U/W DSCR        LTV Ratio (1)
1.2%           -     5.0%              17          $    27,814,185    3.03%            6.727%         25.69x          3.3%
5.1%           -     7.5%              17               37,564,606    4.09%            6.739%         11.48           6.0%
7.6%           -     10.0%             20               21,494,251    2.34%            6.775%         9.25            8.4%
10.1%          -     15.0%             14               43,197,069    4.70%            6.683%         5.92            12.1%
15.1%          -     20.0%             9                19,430,887    2.12%            6.544%         5.04            17.6%
20.1%          -     30.0%             11               16,636,144    1.81%            6.913%         3.35            26.0%
30.1%          -     50.0%             5                19,745,381    2.15%            7.697%         1.80            45.4%
50.1%          -     65.0%             19               137,435,253   14.97%           7.296%         1.92            61.1%
65.1%          -     70.0%             21               111,902,993   12.19%           7.581%         1.50            68.1%
70.1%          -     72.5%             17               75,507,951    8.22%            7.538%         1.42            71.5%
72.6%          -     74.5%             19               139,638,644   15.21%           7.432%         1.35            73.7%
74.6%          -     75.5%             11               48,170,929    5.25%            7.373%         1.29            74.9%
75.6%          -     77.5%             7                91,048,909    9.92%            7.336%         1.30            76.4%
77.6%          -     79.8%             17               128,550,748   14.00%           7.412%         1.30            78.9%

Total/Weighted Average:                204         $    918,137,952   100.00%          7.300%         3.12x           60.0%

Maximum Cut-off Date LTV Ratio (1):    79.8%
Minimum Cut-off Date LTV Ratio (1):    1.2%
Wtd. Avg. Cut-off Date LTV Ratio (1):  60.0%

(1) Assumes a Cut-off Date in May 2002.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superceded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

CSFB 2002-CKN2 Collateral and Structural Term Sheet April 22, 2002

                            MORTGAGE INTEREST RATES

                                                                                       Weighted
                             Number of                              Percentage of      Average                        Weighted
                             Underlying              Cut-off Date   Initial            Mortgage        Weighted       Average
        Range of             Mortgage                Principal      Mortgage Pool      Interest        Average        Cut-off Date
Mortgage Interest Rates      Loans                   Balance (1)    Balance            Rate            U/W DSCR       LTV Ratio (1)
6.140%   -  6.500%           16                 $    38,571,687      4.20%              6.360%         11.24x          10.5%
6.501%   -  6.650%           9                       24,359,756      2.65%              6.580%          7.81            9.7%
6.651%   -  6.750%           18                      66,586,716      7.25%              6.735%          5.92           42.7%
6.751%   -  7.000%           31                      68,589,991      7.47%              6.893%          6.68           28.4%
7.001%   -  7.150%           22                      62,524,313      6.81%              7.091%          7.03           49.9%
7.151%   -  7.250%           14                     114,335,410     12.45%              7.226%          1.48           73.3%
7.251%   -  7.350%           18                      90,517,837      9.86%              7.294%          1.42           72.5%
7.351%   -  7.500%           22                     216,085,499     23.54%              7.396%          1.42           71.3%
7.501%   -  7.650%           16                      59,964,464      6.53%              7.579%          1.41           66.1%
7.651%   -  7.900%           17                     102,637,749     11.18%              7.752%          1.42           70.9%
7.901%   -  8.150%           11                      58,712,151      6.39%              8.003%          1.57           67.8%
8.151%   -  8.250%           4                        6,098,778      0.66%              8.205%          1.32           64.8%
8.251%   -  8.750%           6                        9,153,602      1.00%              8.480%          1.38           65.1%

Total/Weighted Average:    204                   $  918,137,952    100.00%              7.300%          3.12x          60.0%

Maximum Mortgage Interest Rate:               8.750%
Minimum Mortgage Interest Rate:               6.140%
Wtd. Avg. Mortgage Interest Rate:             7.300%
(1) Assumes a Cut-off Date in May 2002.

MORTGAGE LOAN AMORTIZATION TYPE

                                                                                 Weighted
                         Number of                           Percentage of       Average                              Weighted
                         Underlying         Cut-off Date     Initial             Mortgage          Weighted           Average
                         Mortgage           Principal        Mortgage Pool       Interest          Average            Cut-off Date
Loan Type                Loans              Balance (1)      Balance             Rate              U/W DSCR           LTV Ratio (1)
Balloon                  181            $   707,623,297      77.07%              7.324%            2.84x              61.8%
ARD                      6                  159,057,499      17.32%              7.265%            1.82               65.5%
Interest Only            10                 33,830,000       3.68%               6.723%            15.44              7.1%
Fully Amortizing         7                  17,627,156       1.92%               7.744%            2.55               41.7%

Total/Weighted Average:  204            $   918,137,952      100.00%             7.300%            3.12x              60.0%

(1) Assumes a Cut-off Date in May 2002.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superceded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

--------------------------------------------------------------------------------
CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      ORIGINAL TERMS TO STATED MATURITY (1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                  NUMBER OF                      PERCENTAGE OF          AVERAGE                        WEIGHTED
         RANGE OF                UNDERLYING      CUT-OFF DATE       INITIAL            MORTGAGE      WEIGHTED          AVERAGE
       ORIGINAL TERMS             MORTGAGE         PRINCIPAL     MORTGAGE POOL         INTEREST      AVERAGE         CUT-OFF DATE
TO STATED MATURITY (MONTHS)         LOANS         BALANCE (2)       BALANCE              RATE        U/W DSCR        LTV RATIO (2)
==================================================================================================================================
    60     -      84                  3        $    19,294,204         2.10%             7.700%         1.67x            67.7%
    85     -     120                 197           881,947,460        96.06%             7.282%         3.17             60.2%
   121     -     180                  4             16,896,288         1.84%             7.773%         2.30             43.3%

                                  ------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              204       $   918,137,952       100.00%             7.300%         3.12X            60.0%
                                  ================================================================================================


MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (2) :    180
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (2) :     60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (2) :  120

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)   ASSUMES A CUT-OFF DATE IN MAY 2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     REMAINING TERMS TO STATED MATURITY (1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                  NUMBER OF                      PERCENTAGE OF          AVERAGE                        WEIGHTED
         RANGE OF                UNDERLYING      CUT-OFF DATE       INITIAL            MORTGAGE      WEIGHTED          AVERAGE
       ORIGINAL TERMS             MORTGAGE         PRINCIPAL     MORTGAGE POOL         INTEREST      AVERAGE         CUT-OFF DATE
TO STATED MATURITY (MONTHS)         LOANS         BALANCE (2)       BALANCE              RATE        U/W DSCR        LTV RATIO (2)
==================================================================================================================================
    55     -      84                  4       $    20,419,225         2.22%             7.695%         1.67x            67.5%
    85     -     117                 155          575,476,421        62.68%             7.304%         3.09             60.1%
   118     -     179                  45          322,242,306        35.10%             7.269%         3.26             59.5%

                                 -------------------------------------------------------------------------------------------------
Total/Weighted Average:              204      $   918,137,952       100.00%             7.300%         3.12x            60.0%
                                 =================================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2) :      179
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2) :       55
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2) :    116

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)   ASSUMES A CUT-OFF DATE IN MAY 2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           ORIGINAL AMORTIZATION TERMS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                     WEIGHTED
                                 NUMBER OF                         PERCENTAGE OF      AVERAGE                      WEIGHTED
         RANGE OF               UNDERLYING      CUT-OFF DATE          INITIAL        MORTGAGE      WEIGHTED         AVERAGE
   ORIGINAL AMORTIZATION         MORTGAGE         PRINCIPAL        MORTGAGE POOL     INTEREST      AVERAGE       CUT-OFF DATE
       TERMS (MONTHS)             LOANS          BALANCE (1)          BALANCE          RATE        U/W DSCR      LTV RATIO (1)
===============================================================================================================================
       Interest Only                 10       $     33,830,000          3.68%         6.723%        15.44x             7.1%
     120    -     300                49            154,759,651         16.86%         7.542%         2.92             55.2%
     301    -     350                2              13,374,880          1.46%         7.392%         1.30             72.5%
     351    -     360               116            605,489,913         65.95%         7.376%         1.89             69.3%
     361    -     720                27            110,683,508         12.06%         6.709%         6.58             31.0%

                                -----------------------------------------------------------------------------------------------
Total/Weighted Average:             204       $    918,137,952        100.00%         7.300%         3.12x            60.0%
                                ===============================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2) :    720
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2) :    120
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (2) :  365

(1)   ASSUMES A CUT-OFF DATE IN MAY 2002.
(2)   DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY
      DATE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        REMAINING AMORTIZATION TERMS(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                     WEIGHTED
                                 NUMBER OF                         PERCENTAGE OF      AVERAGE                      WEIGHTED
          RANGE OF              UNDERLYING      CUT-OFF DATE          INITIAL        MORTGAGE      WEIGHTED         AVERAGE
  REMAINING AMORTIZATION         MORTGAGE         PRINCIPAL        MORTGAGE POOL     INTEREST      AVERAGE       CUT-OFF DATE
     TERMS (MONTHS) (1)           LOANS          BALANCE (1)          BALANCE          RATE        U/W DSCR      LTV RATIO (1)
===============================================================================================================================
      Interest Only                  10       $   33,830,000            3.68%         6.723%         15.44x            7.1%
    103    -      250                15           36,232,815            3.95%         7.370%           5.46           35.5%
    251    -      300                34          118,526,836           12.91%         7.595%           2.14           61.2%
    301    -      320                 2           13,374,880            1.46%         7.392%           1.30           72.5%
    321    -      350                 9           40,811,343            4.45%         7.774%           1.41           70.0%
    351    -      718               134          675,362,078           73.56%         7.243%           2.69           62.9%

                                -----------------------------------------------------------------------------------------------
Total/Weighted Average:             204       $  918,137,952          100.00%         7.300%          3.12x           60.0%
                                ===============================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2) :    718
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2) :    103
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (1)(2) :  361

(1)   ASSUMES A CUT-OFF DATE IN MAY 2002.
(2)   DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY
      DATE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2       COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 22, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          YEAR BUILT/ YEAR RENOVATED(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                      WEIGHTED
                                 NUMBER OF                        PERCENTAGE OF        AVERAGE                       WEIGHTED
                                 MORTGAGED       CUT-OFF DATE        INITIAL           MORTGAGE      WEIGHTED        AVERAGE
    RANGE OF YEARS                 REAL            PRINCIPAL      MORTGAGE POOL        INTEREST      AVERAGE       CUT-OFF DATE
  BUILT/RENOVATED (1)           PROPERTIES        BALANCE (2)        BALANCE             RATE        U/W DSCR      LTV RATIO (2)
=================================================================================================================================
  1900    -    1970                  24         $   58,719,593         6.40%            7.306%         10.95x         35.8%
  1971    -    1980                  36             59,053,182         6.43%            7.113%         6.37           44.7%
  1981    -    1990                  74            289,788,465        31.56%            7.199%         3.70           47.8%
  1991    -    2001                  74            510,576,712        55.61%            7.379%         1.51           71.5%

                                -------------------------------------------------------------------------------------------------
Total/Weighted Average:             208         $  918,137,952       100.00%            7.300%         3.12x          60.0%
                                =================================================================================================

MOST RECENT YEAR BUILT/RENOVATED (1):       2001
OLDEST YEAR BUILT/RENOVATED (1):            1900
WTD. AVG. YEAR BUILT/RENOVATED (1):         1990

(1) YEAR BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT, THE YEAR RENOVATED, OR CO-OP CONVERSION DATE IN THE CASE OF COOPERATIVE PROPERTIES.
(2)   ASSUMES A CUT-OFF DATE IN MAY 2002.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           OCCUPANCY RATES AT UNDERWRITING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                        WEIGHTED
                                  NUMBER OF                        PERCENTAGE OF        AVERAGE                       WEIGHTED
                                  MORTGAGED       CUT-OFF DATE        INITIAL           MORTGAGE      WEIGHTED        AVERAGE
        RANGE OF                    REAL           PRINCIPAL       MORTGAGE POOL        INTEREST      AVERAGE       CUT-OFF DATE
 OCCUPANCY RATES AT U/W          PROPERTIES       BALANCE (2)         BALANCE             RATE        U/W DSCR      LTV RATIO (2)
==================================================================================================================================
  67%     -     85%                    8         $  76,971,355          8.38%            7.522%         1.27x             74.5%
  86%     -     90%                   10           123,705,251         13.47%            7.412%         1.60              67.5%
  91%     -     93%                   27           173,518,048         18.90%            7.345%         2.75              70.9%
  94%     -     95%                   68           202,278,328         22.03%            6.952%         6.23              38.4%
  96%     -     97%                   36            91,430,939          9.96%            7.084%         4.58              42.4%
  98%     -     100%                  56           226,379,146         24.66%            7.436%         1.65              68.5%

                                 -------------------------------------------------------------------------------------------------
Total/Weighted Average:              205         $ 894,283,066         97.40%            7.277%         3.16x             59.9%
                                 =================================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):       100%
MINIMUM OCCUPANCY RATE AT U/W (1):        67%
WTD. AVG. OCCUPANCY RATE AT U/W (1):      94%

(1)   DOES NOT INCLUDE HOSPITALITY PROPERTIES.
(2)   ASSUMES A CUT-OFF DATE IN MAY 2002.
(3) IN THE CASE OF COOPERATIVE MORTGAGED REAL PROPERTIES OCCUPANCY RATES REFLECT UNDERWRITTEN OCCUPANCY RATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2        COLLATERAL AND STRUCTURAL TERM SHEET        APRIL 22, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     PREPAYMENT PROVISION AS OF CUT-OFF DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         WEIGHTED      WEIGHTED          WEIGHTED
                                                                         AVERAGE      AVERAGE             AVERAGE          WEIGHTED
                                                        PERCENTAGE OF   REMAINING    REMAINING           REMAINING         AVERAGE
          RANGE OF           NUMBER OF   CUT-OFF DATE      INITIAL       LOCKOUT      LOCKOUT         LOCKOUT PLUS YM     REMAINING
    REMAINING TERMS TO       MORTGAGE      PRINCIPAL    MORTGAGE POOL     PERIOD   PLUS YM PERIOD   PLUS PREMIUM PERIOD    MATURITY
  STATED MATURITY (YEARS)     LOANS       BALANCE (1)       BALANCE      (YEARS)      (YEARS)             (YEARS)        (YEARS) (2)
====================================================================================================================================
    2.00    -     4.99            2     $   13,815,859        1.50%         4.4         4.4                 4.4               4.7
    5.00    -     9.49           38         99,179,350       10.80%         8.6         8.6                 8.7               8.9
    9.50    -     9.99          159        782,264,456       85.20%         9.1         9.4                 9.4               9.7
   10.00    -    10.99            1          5,982,000        0.65%         9.8         9.8                 9.8              10.0
   11.00    -    20.00            4         16,896,288        1.84%        14.5        14.5                14.6              14.9

                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         204     $  918,137,952      100.00%         9.1         9.3                 9.4               9.7
                              ======================================================================================================

(1)   ASSUMES A CUT-OFF DATE IN MAY 2002.
(2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PREPAYMENT OPTION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                            WEIGHTED
                                                                                                 WEIGHTED    AVERAGE
                                                                                     WEIGHTED    AVERAGE    REMAINING
                                                                                     AVERAGE    REMAINING  LOCKOUT PLUS   WEIGHTED
                                                                     PERCENTAGE OF  REMAINING    LOCKOUT     PLUS YM       AVERAGE
                                         NUMBER OF    CUT-OFF DATE      INITIAL      LOCKOUT     PLUS YM     PREMIUM      REMAINING
                                         MORTGAGE       PRINCIPAL    MORTGAGE POOL   PERIOD      PERIOD      PERIOD       MATURITY
PREPAYMENT OPTION                         LOANS        BALANCE (1)      BALANCE      (YEARS)     (YEARS)     (YEARS)     (YEARS) (2)
====================================================================================================================================
Lockout / Defeasance                        178      $  849,095,479       92.48%        9.4        9.4         9.4            9.7
Lockout / Yield Maintenance                  11          39,064,409        4.25%        3.4        9.3         9.3            9.7
Lockout / Penalty                            13          26,215,024        2.86%        8.3        8.3         9.6            9.8
Yield Maintenance                             1           1,921,047        0.21%        0.0        9.6         9.6            9.8
Lockout / Yield Maintenance / Penalty         1           1,841,993        0.20%        3.6        6.5         9.1            9.6

                                         -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     204      $  918,137,952      100.00%        9.1        9.3         9.4            9.7
                                         ===========================================================================================

(1)   ASSUMES A CUT-OFF DATE IN MAY 2002.
(2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2          COLLATERAL AND STRUCTURAL TERM SHEET      APRIL 22, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      MORTGAGE POOL PREPAYMENT PROFILE (1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     NUMBER OF
                    MONTHS SINCE     MORTGAGE     OUTSTANDING      % OF POOL       YIELD     PREPAYMENT   % OF POOL
DATE                CUT-OFF DATE       LOANS      BALANCE (mm)      LOCKOUT     MAINTENANCE    PREMIUM       OPEN          TOTAL
====================================================================================================================================
May-02                     0            204         $  918.1          99.8%         0.2%         0.0%         0.0%         100.0%

May-03                    12            204         $  909.7          99.7%         0.3%         0.0%         0.0%         100.0%

May-04                    24            204         $  900.5          98.9%         1.1%         0.0%         0.0%         100.0%

May-05                    36            204         $  890.5          98.5%         1.5%         0.0%         0.0%         100.0%

May-06                    48            204         $  879.6          95.6%         4.4%         0.0%         0.0%         100.0%

May-07                    60            202         $  854.8          95.3%         4.7%         0.0%         0.0%         100.0%

May-08                    72            201         $  841.5          95.4%         4.6%         0.0%         0.0%         100.0%

May-09                    84            200         $  823.4          95.4%         4.4%         0.2%         0.0%         100.0%

May-10                    96            200         $  809.2          95.2%         4.4%         0.4%         0.0%         100.0%

May-11                   108            197         $  776.4          89.1%         4.5%         2.9%         3.5%         100.0%

May-12                   120              4         $    7.8         100.0%         0.0%         0.0%         0.0%         100.0%

May-13                   132              4         $    6.5         100.0%         0.0%         0.0%         0.0%         100.0%

May-14                   144              4         $    5.0          96.6%         0.0%         3.4%         0.0%         100.0%

May-15                   156              4         $    3.4          96.6%         0.0%         3.4%         0.0%         100.0%

May-16                   168              4         $    1.7          96.6%         0.0%         3.4%         0.0%         100.0%
====================================================================================================================================

(1) CALCULATED ASSUMING THAT NO MORTGAGE LOAN PREPAYS, DEFAULTS OR IS REPURCHASED PRIOR TO STATED MATURITY, EXCEPT THAT THE ARD LOANS ARE ASSUMED TO PAY IN FULL ON THEIR RESPECTIVE ANTICIPATED REPAYMENT DATES. OTHERWISE CALCULATED BASED ON MATURITY ASSUMPTIONS TO BE SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2       COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 22, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                RANGE OF CUT-OFF DATE RENTAL BASIS LOAN TO VALUE
                    RATIOS FOR COOPERATIVE MORTGAGE LOANS (1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               WEIGHTED                  WEIGHTED        WEIGHTED
           RANGE OF          NUMBER OF                       PERCENTAGE OF      AVERAGE                  AVERAGE         AVERAGE
           CUT-OFF          UNDERLYING      CUT-OFF DATE        INITIAL        MORTGAGE     WEIGHTED   CUT-OFF DATE    CUT-OFF DATE
        RENTAL BASIS         MORTGAGE         PRINCIPAL      MORTGAGE POOL     INTEREST     AVERAGE    CO-OP BASIS     RENTAL BASIS
           LTV(1)             LOANS          BALANCE (1)        BALANCE          RATE       U/W DSCR   LTV RATIO (1)   LTV RATIO (1)
====================================================================================================================================
   1.6%    -      9.9%          25         $   38,783,007         4.22%         6.666%       23.06x        4.1%             6.7%
  10.0%    -     19.9%          38             68,068,641         7.41%         6.753%        8.52         8.4%            15.1%
  20.0%    -     29.9%          15             44,910,834         4.89%         6.646%        5.28        15.3%            24.1%
  30.0%    -     63.3%          14             19,164,724         2.09%         6.983%        2.91        29.1%            41.2%

                             -------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         92         $  170,927,206        18.62%         6.731%       10.34X       11.6%            18.5%
                             =======================================================================================================

MAXIMUM CUT-OFF DATE RENTAL BASIS LTV RATIO (1) :         63.3%
MINIMUM CUT-OFF DATE RENTAL BASIS LTV RATIO (1) :          1.6%
WTD. AVG. CUT-OFF DATE RENTAL BASIS LTV RATIO (1) :       18.5%

(1)   ASSUMES A CUT-OFF DATE IN MAY 2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                RANGE OF CUT-OFF DATE CO-OP BASIS LOAN TO VALUE
                    RATIOS FOR COOPERATIVE MORTGAGE LOANS (1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                             WEIGHTED                   WEIGHTED         WEIGHTED
         RANGE OF           NUMBER OF                      PERCENTAGE OF      AVERAGE                   AVERAGE           AVERAGE
         CUT-OFF           UNDERLYING     CUT-OFF DATE        INITIAL        MORTGAGE    WEIGHTED     CUT-OFF DATE     CUT-OFF DATE
       CO-OP BASIS          MORTGAGE        PRINCIPAL      MORTGAGE POOL     INTEREST     AVERAGE      CO-OP BASIS     RENTAL BASIS
         LTV (1)             LOANS         BALANCE (1)        BALANCE          RATE      U/W DSCR     LTV RATIO (1)    LTV RATIO (1)
====================================================================================================================================
   1.2%     -     9.9%         53        $   85,581,182         9.32%         6.745%       15.60X          5.7%            10.4%
  10.0%     -    19.9%         24            63,919,817         6.96%         6.640%        5.69          13.8%            22.3%
  20.0%     -    29.9%         11            16,636,144         1.81%         6.913%        3.35          26.0%            37.0%
  30.0%     -    49.1%          4             4,790,063         0.52%         7.062%        2.66          37.7%            46.0%

                           ---------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        92        $  170,927,206        18.62%         6.731%       10.34X         11.6%            18.5%
                           =========================================================================================================

MAXIMUM CUT-OFF DATE CO-OP BASIS LTV RATIO (1) :      49.1%
MINIMUM CUT-OFF DATE CO-OP BASIS LTV RATIO (1) :       1.2%
WTD. AVG. CUT-OFF DATE CO-OP BASIS LTV RATIO (1) :    11.6%

(1)   ASSUMES A CUT-OFF DATE IN MAY 2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2           COLLATERAL AND STRUCTURAL TERM SHEET     APRIL 22, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              SPONSOR OWNED UNITS IN THE COOPERATIVE MORTGAGE LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                 WEIGHTED      WEIGHTED     WEIGHTED
                                                                                                 AVERAGE        AVERAGE     AVERAGE
                                                                         WEIGHTED              CUT-OFF DATE  CUT-OFF DATE   PERCENT
                          NUMBER OF                     PERCENTAGE OF    AVERAGE                   CO-OP        RENTAL        OF
     PERCENTAGE           UNDERLYING   CUT-OFF DATE        INITIAL       MORTGAGE   WEIGHTED       BASIS        BASIS       SPONSOR
     OF SPONSOR-           MORTGAGE      PRINCIPAL      MORTGAGE POOL    INTEREST   AVERAGE         LTV          LTV         OWNED
     OWNED UNITS            LOANS        BALANCE (1)       BALANCE         RATE     U/W DSCR     RATIO (1)     RATIO (1)     UNITS
====================================================================================================================================
        0.0%                 55       $  86,955,867          9.47%        6.803%     13.65x         9.1%         15.7%        0.0%
 0.7%    -       9.9%         9          32,522,368          3.54%        6.696%      7.84          9.7%         17.9%        5.1%
10.0%    -      19.9%         9          16,129,984          1.76%        6.477%      6.75         15.8%         22.6%       14.4%
20.0%    -      29.9%         5           8,097,437          0.88%        6.674%      7.98         11.0%         16.9%       22.7%
30.0%    -      39.9%         4           4,199,219          0.46%        6.804%      5.69         19.9%         23.9%       36.1%
40.0%    -     100.0%        10          23,022,331          2.51%        6.693%      5.53         19.3%         26.4%       56.7%

                          ----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      92       $ 170,927,206         18.62%        6.731%     10.34x        11.6%         18.5%       11.9%
                          ==========================================================================================================

MAXIUM PERCENTAGE OF SPONSOR-OWNED UNITS :          100.0%
MINIMUM PERCENTAGE OF SPONSOR-OWNED UNITS (2) :       0.7%
WTD. AVG. PERCENTAGE OF SPONSOR-OWNED UNITS :        11.9%

(1)   ASSUMES A CUT-OFF DATE IN MAY 2002.
(2)   DOES NOT INCLUDE COOPERATIVE MORTGAGE LOANS WITHOUT ANY SPONSOR OWNED
      UNITS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  NUMBER OF                                             WEIGHTED
                                  UNDERLYING                         PERCENTAGE OF      AVERAGE                     WEIGHTED
                                  MORTGAGED        CUT-OFF DATE         INITIAL         MORTGAGE      WEIGHTED       AVERAGE
                                     REAL           PRINCIPAL        MORTGAGE POOL      INTEREST      AVERAGE     CUT-OFF DATE
OWNERSHIP INTEREST                PROPERTIES       BALANCE (1)          BALANCE           RATES       U/W DSCR    LTV RATIO (1)
===============================================================================================================================
Fee                                   206        $   909,485,923         99.06%           7.294%        3.14x         60.0%
Leasehold                               2              8,652,029          0.94%           7.934%        1.41          63.3%

                                  ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               208        $   918,137,952         100.0%           7.300%        3.12x         60.0%
                                  =============================================================================================

(1)   ASSUMES A CUT-OFF DATE IN MAY 2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2       COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 22, 2002
--------------------------------------------------------------------------------

               [PHOTO]                                [PHOTO]

                PNC CENTER                         BEAVER VALLEY MALL
            CINCINNATI, OH                        CENTER TOWNSHIP, PA

                                                      [PHOTO]

                                                  VERANDAH APARTMENTS
                                                            MIAMI, FL

               [PHOTO]                                [PHOTO]

         1101 KING STREET                      SAN BRUNO TOWNE CENTER
          ALEXANDRIA, VA                                SAN BRUNO, CA

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2       COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 22, 2002
--------------------------------------------------------------------------------

                [PHOTO]                                [PHOTO]

  WEST COAST GRAND HOTEL AT THE PARK             PARADISE APARTMENTS
                          SPOKANE WA                JACKSONVILLE, FL

               [PHOTO]                                [PHOTO]

                 MAIN STREET COMMONS                   330 WEST 34TH
                     ST. CHARLES, IL                    NEW YORK, NY

               [PHOTO]

            WEST COAST OLYMPIA HOTEL
                         OLYMPIA, WA

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2       COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 22, 2002
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2       COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 22, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   PERCENTAGE
                                                                   OF INITIAL                                             CUT-OFF
                                                CUT-OFF DATE        MORTGAGE                   MORTGAGE                    DATE
#                                PROPERTY         PRINCIPAL           POOL      SF/ UNITS/     INTEREST     U/W             LTV
      PROPERTY                     TYPE           BALANCE(1)        BALANCE       ROOMS          RATE       DSCR          RATIO(1)
------------------------------------------------------------------------------------------------------------------------------------
1     Paradise Island            Multifamily     $ 55,000,000         5.99%           980       7.380%      1.24x          75.9%
      Apartments
------------------------------------------------------------------------------------------------------------------------------------
2     Beaver Valley Mall         Retail          $ 47,963,367         5.22%       965,912       7.360%      1.82x          60.0%
------------------------------------------------------------------------------------------------------------------------------------
3     PNC Center                 Office          $ 44,441,758         4.84%       497,394       7.410%      1.33x          74.2%
------------------------------------------------------------------------------------------------------------------------------------
4     330 West 34th Street       Office          $ 39,983,418         4.35%       632,152       6.750%      2.62x          63.5%
------------------------------------------------------------------------------------------------------------------------------------
5     San Bruno Towne Center     Retail          $ 30,911,804         3.37%       156,617       7.760%      1.25x          78.3%
------------------------------------------------------------------------------------------------------------------------------------
6     Verandah                   Multifamily     $ 24,935,677         2.72%           440       7.220%      1.41x          77.3%
------------------------------------------------------------------------------------------------------------------------------------
7     Main Street Commons        Retail          $ 20,946,153         2.28%       164,974       7.240%      1.25x          79.3%
------------------------------------------------------------------------------------------------------------------------------------
8     WestCoast Grand Hotel      Hotel           $ 13,887,463(2)      1.51%(2)        402       8.080%      1.58x(3)       67.0%(3)
      at the Park
------------------------------------------------------------------------------------------------------------------------------------
9     Hotel                       Hotel          $  6,745,339(2)      0.74%(2)        190       8.080%      1.58x(3)       67.0%(3)
------------------------------------------------------------------------------------------------------------------------------------
10    1101 King Street           Office          $ 18,475,109         2.01%       136,481       7.300%      1.27x          75.1%
====================================================================================================================================
      TOTAL / WTD. AVG.                          $303,290,088        33.03%                     7.357%      1.57X          71.4%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Based on a Cut-off Date in May 2002.
(2) The WestCoast Grand Hotel at the Park and the WestCoast Olympia Hotel (together the WestCoast Hotel Portfolio totaling 2.25% of the pool) are cross-collateralized and cross-defaulted loans, that when combined, aggregate $20,632,802.
(3)   Based upon combined WestCoast Hotel Portfolio.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2       COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 22, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PARADISE ISLAND APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE:  $55,000,000

FIRST PAYMENT DATE(1):           February 11, 2002 (interest only through
                                 January 11, 2003)

MORTGAGE INTEREST RATE:          7.380% per annum

AMORTIZATION:                    360 months

MATURITY DATE:                   January 11, 2012

MATURITY/ARD BALANCE:            $49,329,933

BORROWER(S):                     Park Avenues Rental Community Two, Ltd.

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Lockout/defeasance except during the last three
                                 months prior to loan maturity

LOAN PER UNIT(2):                $56,122

UPFRONT RESERVES:                Credit Enhancement      $3,500,000(3)

ONGOING RESERVES:                Tax and Insurance       (4)

                                 Replacement Reserve     (5)

LOCKBOX:                         Springing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Multifamily

PROPERTY SUB-TYPE:               Rental

LOCATION:                        Jacksonville, Florida

YEAR BUILT/RENOVATED:            1994/1996

UNITS:                           980

OCCUPANCY AT U/W:                84%(6)

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             Perimeter Realty, Inc.

U/W NCF:                         $5,634,356(7)

APPRAISED VALUE:                 $72,500,000

APPRAISED DATE:                  August 22, 2001

CUT-OFF DATE LTV:                75.9%

MATURITY LTV/ARD:                68.0%

U/W DSCR:                        1.24x(7)
--------------------------------------------------------------------------------

(1)   The loan is interest only through January 11, 2003.
(2)   Based on the cut-off date principal balance in May 2002.
(3) An affiliate of the lender has provided a Letter of Credit in amount of $3,500,000 as a credit enhancement for the Paradise Island Apartments Loan. The Letter of Credit shall be released upon the Paradise Island Apartments Loan achieving a 1.25x DSCR based on T-12 income with expenses equal to a maximum of actual or underwritten. The Letter of Credit shall be used to offset realized losses as more particularly described in the Pooling and Servicing Agreement.
(4) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to the expiration of the related policies.
(5) The borrower is required to deposit $16,333 per month ($200 per unit per year) into a replacement reserve.
(6)   Occupancy is based on the 3/31/2002 rent roll.
(7)   U/W NCF is based upon stabilized occupancy.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2       COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 22, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PARADISE ISLAND APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------

      o Paradise Island is a four phase 980-unit Class A multifamily property located in Jacksonville, FL. Three of the four phases serve as collateral for the mortgage and were constructed between 1991 and 1996.

      o The subject consists of 324 one-bedroom units, 480 two-bedroom units and 176 three-bedroom units. Individual units have a full compliment of amenities including security systems and washer/dryer connections.

      o Amenities include 4 clubhouses, 4 pools, 4 fitness centers and tennis courts.

      o The subject is located on Southside Boulevard in southeast suburban Jacksonville, FL, which is the fastest growing section of Jacksonville. The subject has excellent access to the CBD via I-95 and to the beaches via J. Turner Butler Boulevard. The subject also benefits from numerous employment opportunities in the surrounding office complexes such as Bank of America Office Park located directly across the boulevard from the subject property. The Avenues Mall, the area's largest regional mall, is in the property's submarket. The tenancy at the property consists of mostly young professionals. The neighborhood is considered affluent and is growing at approximately 2.8% per year.

      o The Jacksonville MSA is located in the northeast corner of Florida, directly on the Atlantic coast. Jacksonville is the banking and commercial center for northeastern Florida and southern Georgia with fourteen commercial banks and eighteen savings and loans. The Jacksonville port is the largest in the Southeast and the sixth largest in the country.

      o Park Avenues Rental Community Two, Ltd., is controlled by Donald C. Fort, a Jacksonville-based developer who has developed 2,376 residential lots in 27 communities, 6 grocery anchored retail projects, and 12 other commercial developments.

      o Perimeter Realty, which is the property management wholly owned by Donald C. Fort, the sponsor of the loan, manages 1,540 residential units and 355,000 SF of commercial space.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2       COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 22, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               BEAVER VALLEY MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------
CUT-OFF DATE PRINCIPAL BALANCE:    $47,963,367

FIRST PAYMENT DATE:                May 11, 2002

MORTGAGE INTEREST RATE(1):         7.360% per annum

AMORTIZATION:                      360 months

MATURITY DATE:                     April 11, 2032

ANTICIPATED REPAYMENT DATE:        April 11, 2012

MATURITY/ ARD BALANCE:             $42,265,602

BORROWER:                          PR Beaver Valley Mall Limited Partnership
INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Lockout/defeasance until after the date three
                                   months prior to the anticipated repayment
                                   date
LOAN PER SF(2):                    $50

UPFRONT RESERVES:                  Engineering Reserve  $1,929,025

ONGOING RESERVES:                  Sears Reserve        (3)

                                   Tax and Insurance    (4)

                                   Replacement Reserve  (5)

LOCKBOX:                           Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Retail

PROPERTY SUB-TYPE:                 Anchored

LOCATION:                          Center Township, Pennsylvania

YEAR BUILT/RENOVATED:              1970/1991

SQUARE FOOTAGE:                    965,912

OCCUPANCY AT U/W:                  88%(6)

OWNERSHIP INTEREST:                Fee

                                          % OF
                                          TOTAL    LEASE         RENT(6)
MAJOR TENANTS               NRSF          NRSF     EXPIRATION    PSF
-------------               ----          ----     ----------    ---

Boscov's                    194,498       20.1%    09/30/2018    $4.11
Sears                       190,759       19.7%    08/15/2006    $6.00
JCPenney                    126,010       13.0%    09/30/2017    $1.87

PROPERTY MANAGEMENT:               PREIT Services, LLC

U/W NCF:                           $7,218,442

APPRAISED VALUE:                   $80,000,000

APPRAISAL DATE:                    January 7, 2002

CUT-OFF DATE LTV:                  60.0%

MATURITY/ARD LTV:                  52.8%

U/W DSCR:                          1.82x
--------------------------------------------------------------------------------

(1) The initial mortgage interest rate is 7.360%. From and after the related anticipated repayment date, Beaver Valley Mall will accrue interest at a rate per annum equal to the initial mortgage rate plus 2.000% per annum.

(2)   Based on the May 2002 cut-off date principal balance.

(3) The borrower is required to make monthly deposits of $25,000 into the Sears Reserve until such time as the balance in the Sears Reserve is equal to not less than $1,500,000; provided, however, that upon either Sears renewing its lease or acceptable replacement tenant entering into a lease of the Sears space for a term, in each instance, extending not less than two years beyond the anticipated replacement date, the borrower shall no longer be required to make monthly deposits into the Sears Reserve. In addition to the $25,000 monthly deposits, if Sears either delivers a notice of its intent to vacate or fails to deliver a notice to either vacate or not renew its lease, any excess cash flow shall be deposited into the Sears Reserve until the earlier to occur of the Sears Reserve balance equaling or exceeding $1,500,000 or Sears renewing its lease for a term of not less than five years.

(4) The borrower is required to deposit monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to expiration of the related policies.

(5) The borrower is required to deposit $10,667 monthly for the first two years and $6,500 monthly for the third year of the loan into a replacement reserve.

(6)   Occupancy and rent per square foot are based on the 1/25/2002 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2       COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 22, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               BEAVER VALLEY MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------

      o     The Loan is shadow rated BBB+ by S&P and Baa3 by Moody's.

      o Beaver Valley is a regional shopping mall anchored by Kauffman's (S&P: A+; Moody's: A1), which is not part of the collateral, Sears (S&P: A; Moody's: A3), Boscov's, and JC Penney (S&P: BBB -; Moody's:
            Ba2) located 35 miles northwest of Pittsburgh CBD.

      o For 2001, Boscov's, Sears and JC Penney had occupancy costs of approximately 4.2%, 2.7% and 5.3%, respectively.

      o In line tenants include national tenants such as The Gap, Disney Store, Limited Express, Victoria Secret, Bath & Body Works, and Foot Locker. Occupancy costs for 2001 averaged approximately 12.5% for in-line stores.

      o The property is located in a mature, "blue collar" suburb of Pittsburgh. Pittsburgh is the central commercial, financial and cultural hub for southwestern Pennsylvania, eastern Ohio, and western Maryland. Major employers include Westinghouse Electric, US Air, University of Pittsburgh, Melon Bank, PNC Financial and USX Corporation. Due to lower tax rates and the easy access provided by Route 60, Center Township is an attractive area for residential development.

      o With its size and good highway access, Beaver Valley Mall is the area's dominant retail center. The property is the focal point of the main retail corridor for this portion of the MSA. One quarter of a mile east of the subject is a community center anchored by Wal-Mart. The site across from the center is developed with a 125,000 square foot Lowe's store.

      o Improvements since the initial development in 1970 include a $7 million renovation in 1991 to modernize the mall with a food court and skylights. Additionally, JC Penney expanded in 1997 and Boscov's space was renovated in 1998.

      o Sears (20% NRA) exercised a 5-year renewal option in 2001 and spent about $7 million upgrading its space. A $1.5 million TILC reserve will be collected prior to the expiration of the Sears lease term, if Sears does not renew.

      o The Sponsor, PREIT, founded in 1960, is a self-administered REIT that owns, develops and operates shopping centers and apartments primarily in the eastern US. The company owns a diversified portfolio of 45 properties with 9.8 million SF of retail space and 7,242 apartment units.

      o     PREIT has been the property manager since 1990.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                    Lease Rollover Schedule Beaver Valley Mall
                                                                                                        Cumulative
                                                                                       % of Total       % of Total
                                     Average Base                       Cumulative     Base Rental         Rental
                      # of Leases    Rent per SF     % of Total SF       % of SF         Revenues         Revenues
Year                    Rolling        Rolling          Rolling          Rolling         Rolling          Rolling
------------------------------------------------------------------------------------------------------------------
2002                       8            $30.23            0.9%             0.9%             3.0%             3.0%
------------------------------------------------------------------------------------------------------------------
2003                       9            $19.36            4.4%             5.3%             9.3%            12.3%
------------------------------------------------------------------------------------------------------------------
2004                       7            $27.82            1.7%             7.0%             5.0%            17.3%
------------------------------------------------------------------------------------------------------------------
2005                      14            $24.88            2.4%             9.4%             6.4%            23.7%
------------------------------------------------------------------------------------------------------------------
2006                      15            $ 5.48           29.9%            39.3%            17.8%            41.5%
------------------------------------------------------------------------------------------------------------------
2007                      10            $10.75            6.3%            45.6%             7.4%            48.8%
------------------------------------------------------------------------------------------------------------------
2008                       4            $22.07            1.1%            46.7%             2.5%            51.4%
------------------------------------------------------------------------------------------------------------------
2009                       4            $22.48            1.7%            48.4%             4.1%            55.5%
------------------------------------------------------------------------------------------------------------------
2010                      12            $15.20            6.4%            54.8%            10.6%            66.1%
------------------------------------------------------------------------------------------------------------------
2011                      11            $25.54            3.7%            58.5%            10.3%            76.4%
------------------------------------------------------------------------------------------------------------------
2012                       3            $19.06            1.3%            59.8%             2.7%            79.1%
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2       COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 22, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PNC CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE:   $44,441,758

FIRST PAYMENT DATE:               April 11, 2002

MORTGAGE INTEREST RATE(1):        7.410% per annum

AMORTIZATION:                     360 months

MATURITY DATE:                    March 11, 2032

ANTICIPATED RAPAYMENT DATE:       March 11, 2012

MATURITY/ARD BALANCE:             $39,239,975

BORROWER:                         CINC Financial Associates, LLC

INTEREST CALCULATION:             Actual/360

CALL PROTECTION:                  Lockout/defeasance until the date three months
                                  prior to the anticipated repayment date

LOAN PER SF(2):                   $89

UP-FRONT RESERVES:                TI/LC Reserve               $1,750,000(3)
                                  Engineering Reserve         $29,350(4)
                                  Replacement Reserve         $470,650(5)

ONGOING RESERVES:                 TI/LC Reserve               (6)
                                  Tax and Insurance Reserve   (7)
                                  Replacement Reserve         (8)

LOCKBOX:                          Springing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Office

PROPERTY SUB-TYPE:             CBD

LOCATION:                      Cincinnati, Ohio

YEAR BUILT/RENOVATED:          1979/2001

SQUARE FOOTAGE:                497,394

OCCUPANCY AT U/W:              92%(9)

OWNERSHIP INTEREST:            Fee

                                             % OF
                                             TOTAL   LEASE       RENT(9)
MAJOR TENANTS                  NRSF          NRSF    EXPIRATION  PSF
-------------                  ----          ----    ----------  ---
PNC BANK                       224,001       45.0%   02/28/2014  $8.08
FROST BROWN TODD               121,941       24.5%   12/31/2011  $15.78


PROPERTY MANAGEMENT:           Harbor Group Management Co.
                               and Harbor Group International
                               LLC.
U/W NCF:                       $4,936,853

APPRAISED VALUE:               $59,900,000

APPRAISAL DATE:                November 19, 2001

CUT-OFF DATE LTV :             74.2%

MATURITY/ARD LTV:              65.5%

U/W DSCR:                      1.33x
--------------------------------------------------------------------------------

(1) The initial mortgage interest rate is 7.410%. From and after the related anticipated repayment date, PNC Center Loan will accrue interest at a rate per annum equal to the initial mortgage rate plus 2.000% per annum.

(2)   Based on May 2002 cut-off date principal balance.

(3) The amount of $1,750,000 was held back at the time of loan origination to reimburse the borrower for specified tenant improvements and leasing commissions including reimbursements to the tenant under the Frost Brown Todd lease. Approximately $1,463,000 shall be distributed to Frost Brown Todd as tenant improvement costs by 1/1/2004.

(4) The amount of $29,350 was held back at the time of loan origination to reimburse the borrower for the costs and expenses related to ADA compliance.

(5) The amount of $470,650 was held back at the time of loan origination to reimburse the borrower for replacements and repairs to the PNC Center Property subject to the same conditions as provided in the loan documents for the ongoing replacement reserve.

(6)   The borrower is required to deposit $25,000 monthly into a TI/LC reserve.

(7) The borrower is required to deposit monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to expiration of the related policies.

(8) The borrower is required to deposit $8,290 monthly into a replacement reserve.

(9)   Occupancy and rent per square foot are based on the 2/12/2002 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2       COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 22, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PNC CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------

      o PNC Center is a 27 Story, 497,394 SF Class A office building located in Cincinnati CBD that serves as PNC's regional headquarters.

      o     The building is currently 92% occupied by 19 tenants.

      o PNC Center has a strong institutional tenant base including PNC Bank Corp (S&P: A-; Moody's: A1), Frost Brown Todd (75th largest law firm in the country), KPMG LLP, New York Life Insurance Company (S&P:
            AA+), CB Richard Ellis, and Robert Half International (Moody's:
            Ba3). The largest tenant, The PNC Bank Corp, occupies 45% of NRA with an average base rent of $8.08 PSF and expires 2/28/2014. Frost Brown Todd, the second largest tenant, occupying 25% of NRA, executed a ten year lease in January 2002 at $15.78 PSF which expires 12/31/2001.

      o The property is located in the heart of Cincinnati CBD at the southeast corner of East Fifth Street and Main Street. The Cincinnati CBD is well positioned for moderate long-term growth due to the diversification and strength of the economic base. The largest employers in the city include Kroger Company, Proctor & Gamble Company, University of Cincinnati, and Health Alliance of Greater Cincinnati.

      o The property has been maintained to the highest institutional standards. The property has had an ongoing repairs and maintenance program that has resulted in a Class A asset. One million dollars were spent in renovations on the buildings in 1999 with major items including roof replacement, facade work and elevator upgrades.

      o The sponsor of the borrower, Harbor Management Company, manages 1.9 million square foot of office space and 5,800 multifamily units across the US and UK.

--------------------------------------------------------------------------------

                       Lease Rollover Schedule PNC Center

                                                                                                             Cumulative %
                                                                                       % of Total               of Total
                             Average Base                                              Base Rental               Rental
             # of Leases      Rent per SF     % of Total SF         Cumulative %         Revenues               Revenues
Year           Rolling           Rolling         Rolling           of SF Rolling         Rolling                Rolling
2003              3              $13.98            2.8%                  2.8%               3.4%                   3.4%
2004              3              $14.16            3.4%                  6.3%               4.2%                   7.6%
2005              7              $14.73            9.3%                 15.5%              11.7%                  19.3%
2006              5              $14.14            8.5%                 24.1%              10.3%                  29.6%
2011              1              $15.78           26.8%                 50.8%              36.3%                  65.9%
2014              3              $ 8.08           49.2%                100.0%             34.1%                  100.0%

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2       COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 22, 2002
--------------------------------------------------------------------------------

                              330 WEST 34TH STREET
Loan Information
Cut-off Date Principal Balance:     $39,983,418
First Payment Date:                 May 11, 2002
Mortgage Interest Rate(1):          6.750% per annum
Amortization:                       478 months
Maturity Date:                      April 11, 2042

Anticipated Repayment Date:         April 11, 2012
Maturity/ARD Balance:               $37,723,825
Borrower:                           330 West 34th
                                    SPE LLC
Interest Calculation:               Actual/360
Call Protection:                    Lockout/defeasance until the date
                                    three months prior to the anticipated
                                    repayment date

Loan per SF(2):                     $63

Up-Front Reserves:                  Debt Service
                                    Coverage        $241,582(3)
                                    Reserve

Ongoing Reserves:                   Tax and
                                    Insurance
                                    Reserve         (4)

Lockbox:                            Hard

                              Property Information
Single Asset/Portfolio:              Single Asset

Property Type:                       Office(5)

Property Sub-Type:                   CBD

Location:                            New York, New York

Year Built/Renovated:                1926/2000

Square Footage:                      632,152

Occupancy at U/W:                    100%(6)

Ownership Interest:                  Fee

                                                 % of
                                                 Total     Lease      Rent(6)
Major Tenants(7)                     NRSF        NRSF      Expiration PSF
----------------                     ----        ----      --------------

The City of New York                 302,405     47.8%     3/20/2012  $17.75
The Bank of New York                 112,395     17.8%     9/30/2011  $41.70
Props for Today Inc.                 95,118      15.0%     12/31/2006 $9.50

Property Management:                 Vornado Realty Trust

U/W NCF(8):                          $7,588,246

Appraised Value(9):                  $63,000,000

Appraisal Date:                      February 5, 2002

Cut-off Date LTV:                    63.5%

Maturity/ARD LTV:                    59.9%

U/W DSCR(8):                         2.62x

(1) The initial mortgage interest rate is 6.750%. From and after the related anticipated repayment date, 330 West 34th Street Loan will accrue interest at a rate per annum equal to the initial mortgage rate plus 2.000% per annum.

(2)   Based on the May 2002 cut-off date principal balance.

(3) The borrower deposited with the lender $241,582 (constituting the amount of one month's debt service) for (a) the payment of debt service in the event that the rent deposited in the cash management account is insufficient to make the required monthly debt service payment or (b) the payment of insurance premiums if not paid by the ground lessee under the ground lease of the 330 West 34th Street Property and required to be paid by the borrower. The borrower is required to maintain the reserve for the term of the 330 West 34th Street Loan.

(4) The borrower is not required to escrow for taxes if (a) the ground lease is in full force and effect and (b) the ground lessee pays the taxes or the borrower is diligently using good faith efforts to cause the ground lessee to pay the taxes pursuant to the ground lease and if ground lessee fails to pay such taxes pursuant to the ground lease, the borrower is enforcing its rights pursuant to the ground lease to terminate the ground lessee. The borrower is not required to escrow for insurance premiums if
      (a) the ground lease is in full force and effect and (b) the borrower is diligently using good faith efforts to cause the ground lessee to obtain and maintain the insurance policies.

(5) The collateral for the 330 West 34th Street Loan consists of (a) the borrower's fee interest in the real estate, (b) rent received pursuant to the ground lease of improvements, and (c) the reversionary interest in the office building improvements.

(6)   Occupancy and rent per square foot are based on the 1/1/2002 rent roll.

(7) The property is ground leased to Vornado 330 West 34th Street LLC, an affiliate of Vornado Realty Trust (NYSE:VNO). The following tenants represent sub-tenant leases at the property, made by Vornado.

(8) U/W Net Cash Flow and U/W DSCR are based off of payments by subtenants. Actual DSCR from ground lease payment is 1.01x.

(9)   Appraised Value is based on the unimproved land value.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2       COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 22, 2002
--------------------------------------------------------------------------------

                              330 WEST 34TH STREET

                             Additional Information

      o     The loan is shadow rated A- by S&P and Baa2 by Moody's.

      o The loan is secured by the fee interest in the underlying land beneath 330 West 34th Street, an 18-story Class B office building built in 1926 and containing 632,152 rentable SF.

      o The property is located in the Penn Station submarket of Midtown Manhattan and is located one block West of Penn Station and Madison Square Garden.

      o The leasehold interest in the property is owned and the property is managed by Vornado Realty Trust (S&P: BBB+; Moody's:Baa2) subject to a ground lease signed December 1, 1986 and expiring December 31, 2020.

      o The current lease payment is $2,923,988 per year and is extendable for 130 years beyond 2020 with four successive renewal options. o The property is 100% occupied with the largest tenant being the City of New York (S&P: General Obligation A) leasing 48% of NRA and the Bank of New York leasing 18% of NRA. The City of New York occupies 302,405 SF with a base rent of $17.75 PSF, which is substantially below market rent estimated at $37.50 PSF. The City of New York lease expires on 3/20/2012. The Bank of New York (S&P: AA-) occupies 112,395 SF with a base rent of $41.70 SF and expiring 9/30/2011.

      o The property is centrally located and is in close proximity to public transportation including many subway lines, the PATH to New Jersey and the Long Island Rail Road.

      o Vornado Realty Trust is a REIT that owns directly or indirectly office properties, retail properties, and warehouses. The company owns or controls 22 commercial buildings in New York City containing approximately 14.4 million SF of space.

      o The borrowing entity is controlled by Morris Karp, Walter Goldstein, and Steven Haymes who purchased the land in 1986. Each has several decades of experience in developing, owning and investing in institutional real estate.

                 Lease Rollover Schedule at 330 West 34th Street

                                                                              % of Total Base     Cumulative %
                           Average Base                                           Rental         of Total Rental
          # of Leases      Rent per SF      % of Total SF      Cumulative %      Revenues           Revenues
Year         Rolling        Rolling           Rolling          of SF Rolling     Rolling           Rolling
2002            1            $ 9.00            3.9%                3.9%             1.7%              1.7%
2004            1            $ 8.10            5.1%                8.9%             2.0%              3.8%
2006            3            $ 9.79           16.2%               25.1%             7.9%             11.7%
2007            3            $ 8.98            2.6%               27.7%             1.2%             12.9%
2011            2            $41.70           21.3%               49.0%            44.5%             57.3%
2012            1            $17.75           46.3%               95.3%            41.1%             98.4%
2013            2            $ 6.67            4.7%              100.0%             1.6%            100.0%

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2       COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 22, 2002
--------------------------------------------------------------------------------

                             SAN BRUNO TOWNE CENTER
LOAN INFORMATION
CUT-OFF DATE PRINCIPAL BALANCE:       $30,911,804
FIRST PAYMENT DATE:                   February 11, 2002
MORTGAGE INTEREST RATE:               7.760% per annum
AMORTIZATION:                         360 months
MATURITY DATE:                        January 11, 2012
MATURITY BALANCE:                     $27,553,943
BORROWER:                             San Bruno Seventeen, LP, and San Bruno
                                      Town Center, LLC

INTEREST CALCULATION:                 Actual/360
CALL PROTECTION:                      Lockout/defeasance until after the date
                                      six months prior to maturity

LOAN PER SF(1):                       $197

UP-FRONT RESERVES:                    Liquidity Reserve       $100,000(2)
                                      Environmental Reserve   $ 5,625(3)

ONGOING RESERVES:                     Tax and Insurance       (4)
                                      Replacement Reserve     (5)
                                                              (6)
                                      TI/LC Reserve
                                      Liquidity Reserve       (2)
LOCKBOX:                              Hard

                               PROPERTY INFORMATION
SINGLE ASSET/PORTFOLIO:               Single Asset

PROPERTY TYPE:                        Retail

PROPERTY SUB-TYPE:                    Anchored

LOCATION:                             San Bruno, California

YEAR BUILT/RENOVATED:                 1989/N/A

SQUARE FOOTAGE:                       156,617

OCCUPANCY AT U/W:                     99%(7)

OWNERSHIP INTEREST:                   Fee

                                                  % of
                                                  Total     Lease     Rent(7)
MAJOR TENANTS                         NRSF        NRSF      ExpirationPSF

MARSHALL'S                            27,000      17.2%     1/31/2007 $8.50
COMP USA                              24,555      15.7%     2/28/2006 $20.68


PROPERTY MANAGEMENT:                  Koll Management Services, Inc.
U/W NCF:                              $3,347,615

APPRAISED VALUE:                      $39,500,000

APPRAISAL DATE:                       November 5, 2001

CUT-OFF DATE LTV:                     78.3%

MATURITY LTV:                         69.8%

U/W DSCR:                             1.25x

(1)   Based on the May 2002 cut-off date principal balance.

(2) Liquidity Reserve will trap all excess cash until a balance of $1,000,000 is achieved and can be used for TI/LC if balance does not drop below $400,000 and be used to support debt service payments regardless of balance in first 30 months and thereafter only if balance doesn't drop below $400,000. The reserve is currently approximately $409,000.

(3) The borrower deposited $ 5,625 into an environmental escrow reserve account.

(4) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to expiration of the related policies.

(5) The borrower is required to deposit $2,000 per month into a replacement reserve account.

(6) The borrower is required to make monthly payments of $5,000 each month into a TI/LC reserve account.

(7)   Occupancy and rent per square foot are based on the 12/12/2001 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2       COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 22, 2002
--------------------------------------------------------------------------------

                             SAN BRUNO TOWNE CENTER

                             Additional Information

      o San Bruno Towne Center is a 156,617 SF retail anchored shopping center, built in 1989 with a BART station adjacent to the property. The property is located in an affluent and built out area of the City of San Bruno, CA, approximately 3 miles north of the San Francisco Airport.

      o The property benefits from easy access to a number of major roadways providing regional and interstate access. I-280, I-380 and US Highway 101 are located within 5 miles of the subject property. The subject is located on El Camino Real, the primary North/South arterial with a traffic count of 50,000 cars per day.

      o The property is located1/2mile from a 1 million SF Class A office space whose tenants frequent the San Bruno Towne Center.

      o The three main anchors include: Marshall's (Moody's: A3; S&P: A-) occupying 17% NRA with a base rent of $8.50 PSF expiring 1/31/2007; Comp USA occupying 16% NRA with a base rent of $20.68 PSF expiring 2/28/2006; and Lowe's (Moody's: A3) occupying 7% NRA with a base rent of $26.18 PSF expiring 12/31/2025. Seven pad buildings include Blockbuster, Red Lobster, Red Robin, Chuck E Cheese, Burger King, Fresh Choice and Petco. The property has exhibited strong sales:
            CompUSA reports $2,000 PSF (1% occupancy cost); Marshall's reports $274 PSF (4.4% occupancy cost). Average occupancy cost of the in-line stores was approximately 12% for 2001. The center is shadow anchored by Lowe's and Albertson's.

      o Koll Management Services, Inc. is a subsidiary of CB Richard Ellis, Inc. CB Richard Ellis is the largest vertically integrated commercial real estate company in the world. It employs over 10,000 people in 44 countries. CB Richard Ellis' asset management portfolio encompasses 519 million SF and its investment portfolio totals $10 billion.

                  Lease Rollover Schedule San Bruno Town Center

                                                                                          % of Total Base       Cumulative %
                                                                                              Rental         of Total Rental
           # of Leases     Yearly Rent Per                           Cumulative %            Revenues            Revenue
Year        Rolling         Square Foot       % of Total SF         of SF Rolling             Rolling             Rolling
2002          2               $27.57              2.6%                  2.6%                    3.1%              3.1%
2003          7               $37.10              6.2%                  8.8%                    10.0%             13.1%
2004          5               $26.31              10.4%                 19.2%                   11.8%             24.9%
2005          6               $25.07              9.0%                  28.2%                   9.8%              34.7%
2006          8               $24.24              24.4%                 52.6%                   25.6%             60.2%
2007          4               $11.43              21.2%                 73.8%                   10.5%             70.7%
2008          1               $41.60              1.7%                  75.5%                   3.1%              73.8%
2010          1               $35.42              0.8%                  76.3%                   1.3%              75.1%
2011          1               $33.00              1.0%                  77.3%                   1.4%              76.5%
2012          1               $12.45              5.7%                  83.0%                   3.1%              79.5%
2013          1               $27.89              5.3%                  88.4%                   6.4%              85.9%

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2       COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 22, 2002
--------------------------------------------------------------------------------

                                    VERANDAH

                                Loan Information

Cut-off Date Principal Balance:  $24,935,677

First Payment Date:              March 11, 2002

Mortgage Interest Rate:          7.220% per annum

Amortization:                    360 months

Maturity Date:                   February 11, 2012

Maturity/ARD Balance:            $21,918,450

Borrower:                        Verandah Apartment, L.P.

Interest Calculation:            Actual/360

Call Protection:                 Lockout/defeasance until on or after the date
                                 six months prior to the maturity date
Loan per unit(1):                $56,672

Up-Front Reserves:               Engineering Reserve          $23,625

Ongoing Reserves:                                             (2)
                                 Tax and Insurance Reserve
                                 Replacement Reserve          (3)

Lockbox:                         Hard

                              Property Information

Single Asset/Portfolio:         Single Asset

Property Type:                  Multifamily

Property Sub-Type:              Rental

Location:                       Miami, Florida

Year Built/Renovated:           1990/2001

Units:                          440

Occupancy at U/W:               95%(4)

Ownership Interest:             Fee

Property Management:            BH Management Services, Inc.

U/W NCF:                        $2,867,316

Appraised Value:                $32,250,000

Appraisal Date:                 January 1, 2002

Cut-off Date LTV:               77.3%

Maturity Date LTV:              68.0%

U/W DSCR:                       1.41x

(1)   Based on the May 2002 cut-off date principal balance.

(2) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to expiration of the related policies.

(3) The borrower is required to deposit $ 9,167 per month into replacement reserve account.

(4)   Occupancy is based on the 11/25/2001 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2       COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 22, 2002
--------------------------------------------------------------------------------

                                    VERANDAH

                             Additional Information

      o Verandah is a 440 unit Class A- apartment complex that is comprised of 18 three story buildings located in Miami, FL. o Constructed in phases from 1990-1994 and renovated in 2001, the subject consists of 96 one bedroom units and 344 two bedroom units with a patio in each unit.

      o Project amenities include volleyball courts, playground, clubroom, two laundry facilities, access gates, two swimming pools, a spa and fitness center. Monthly rents average approximately $900 per unit.

      o The subject is located in an affluent North Miami suburb. The subject has easy access to major roadways such as SR-821, SR 826, and IH-75. The location represents a good mixture of residential developments of single-family and multi-family housing along with commercial properties. Mass transit is available in the subject neighborhood with the nearest bus stop located at the entrance to the subject.

      o Verandah is located in the Miami-Dade County apartment market, which is considered to be very strong. The vacancy rate was 2% as of May 2001, and 2.2% in February 2001. The subject is located in the Miami Lakes, the second largest submarket in the county with 6,860 units. Based upon historic absorption data, there are currently less than a one-month supply of completed vacant units for the Miami-Dade county market and no units in the submarket.

      o The subject underwent approximately $250,000 of renovations in 2001 for unit upgrading with major items including interior paintings, carpet replacement and plumbing upgrade.

      o The sponsor of the borrower, BH Equities, is a real estate investment firm specializing in multifamily acquisitions. With holdings in 11 states, BH Equities, through its affiliates, now manages over 23,000 units in the Midwest, South, and Southeastern regions in the US.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2       COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 22, 2002
--------------------------------------------------------------------------------

                               MAIN STREET COMMONS

                                Loan Information
Cut-off Date Principal
                               $ 20,946,153

Balance:

First Payment Date:            March 1, 2002

Mortgage Interest Rate:        7.240% per annum

Amortization:                  360 months

Maturity/ARD Date:             February 1, 2012

Maturity Balance:              $18,420,982

Borrower:                      Dalan/St.Charles, LLC

Interest Calculation:          Actual/360

Call Protection:               Lockout/defeasance until the date 90 days prior
                               to maturity

Loan per SF(1):                $ 127

Up-Front Reserves:             TI/LC Reserve                      $81,315(2)

Ongoing Reserves:              Replacement Reserve                (3)
                               TI/LC Reserve                      (4)
                                                                  (5)
                               Tax Escrow
                               Major Tenant TI/LC Reserve         (6)

Lockbox:                       Springing

                              Property Information

Single Asset/Portfolio:       Single Asset

Property Type:                Retail

Property Sub-Type:            Anchored

Location:                     St. Charles, Illinois

Year Built/Renovated:         2000/N/A

Square Footage:               164,974

Occupancy:                    94%(7)

Ownership Interest:           Fee

                                         % of
                                         Total      Lease      Rent(7)
Major Tenants                 NRSF       NRSF       Expiration PSF
-------------                 ----       ----       --------------

Stein Mart                    34,000     20.6%      11/30/2015 $6.91

Borders                       24,893     15.1%      1/31/2021  $16.00
Office Depot                  24,716     15.0%      12/31/2015 $11.45

Property Management:          Hamilton Partners Retail Management, Inc.

U/W NCF:                      $2,143,624

Appraised Value:              $26,400,000

Appraisal Date:               October 1, 2001

Cut-off Date LTV:             79.3%

Maturity/ARD Date LTV:        69.8%

U/W DSCR:                     1.25x

(1)   Based on the May 2002 cut-off date principal balance.

(2) The borrower deposited $81,315 into a reserve account to be used for tenant improvements of specified vacant space.

(3) The borrower is required to deposit $2,064 per month for the term of the loan into a replacement reserve account.

(4) The borrower is required to deposit $1,695 per month for the term of the loan into a tenant improvement/leasing commission reserve account.

(5) The borrower is required to deposit monthly payments into a tax escrow fund to accumulate funds necessary to pay all taxes prior to their respective due dates.

(6) If any of SteinMart, Office Depot or Borders ("Major Tenants") commences bankruptcy proceedings or vacates its premises, all rents from the Main Street Commons Property are required to be paid into a lockbox, for application by the lender to debt service, operating expenses and ongoing reserves, with the balance to be deposited into a reserve account for disbursement for tenant improvements and leasing commissions relating to the applicable Major Tenant's premises. Such lockbox arrangement will be suspended upon the earlier of (i) achieving a balance of $1,000,000 in such reserve account, (ii) if the lockbox was triggered by a Major Tenant vacating its demised premises, a new tenant(s) occupying such premises under lease terms acceptable to the lender, or (iii) if the lockbox was triggered by the bankruptcy of a Major Tenant, each Major Tenant is paying rent in accordance with the terms of its lease and either the bankruptcy proceeding has been dismissed or the applicable Major Tenant has affirmed and assumed its obligations under its lease.

(7)   Occupancy and rent per square foot are based on the 1/8/2002 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2       COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 22, 2002
--------------------------------------------------------------------------------

                               MAIN STREET COMMONS

                             Additional Information

      o Constructed in 2000, Main Street Commons is a 164,974 SF community shopping center located in St. Charles, Illinois. The property contains four buildings, with major anchors including Office Depot, Stein Mart, and Borders.

      o The property has 18 tenants in total and the collateral for the mortgage includes a ground lease with Bennigan's. o Retail in this submarket is dominated by the Charlestown Mall, which is located diagonally across Route 64 from the property. o The submarket reported overall vacancy rate for community shopping centers within the submarket was 4.5% as of 6/30/2001.

      o The property is located in St. Charles, IL, about 40 miles west of the Chicago CBD.

      o The property is located in an affluent and fast growing submarket evidenced by median household income of $179,000 within one mile of the property and a population growth of 64% within 1 mile of the property since 1990.

      o Dalan/St. Charles, LLC, possesses vast experience in the acquisition, development, leasing and managing of retail shopping centers throughout the Midwest, primarily in the Chicago metropolitan area.

      o Hamilton Partners Retail Management, Inc., the property management company, is a regional manager/developer of commercial real estate whose founding members have been developing, managing and leasing commercial space in the Chicago area for over 25 years. Hamilton Partners has also been involved in the development, management and construction of over 1,500,000 square feet of commercial real estate in the suburban Chicago market.

                   Lease Rollover Schedule Main Street Commons

                                                                                              % of Total Base        Cumulative %
                          Average Base                                                             Rental           of Total Rental
         # of Leases      Rent per SF             % of Total SF          Cumulative %             Revenues             Revenues
Year      Rolling           Rolling                 Rolling             of SF Rolling             Rolling              Rolling
2006        6                $21.82                  10.2%                  10.2%                  16.4%                 16.4%
2011        9                $16.15                  33.2%                  43.4%                  42.7%                 59.1%

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2       COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 22, 2002
--------------------------------------------------------------------------------

           WESTCOAST GRAND HOTEL AT THE PARK & WESTCOAST OLYMPIA HOTEL

                                Loan Information

Cut-off Date Principal        $20,632,802
Balance:
                              WestCoast Grand Hotel at the Park Loan $13,887,463
                              WestCoast Olympia Hotel Loan           $6,745,339

First Payment Date:           October 11, 2001
Mortgage Interest
Rate:                         8.080% per annum
Amortization:                 300 months
Maturity Date:                September 11, 2011

Maturity/ ARD Balance:        $17,178,474
Borrower:                     WestCoast Grand Hotel at the Park Loan WHC804, LLC
                              WestCoast Olympia Hotel Loan           WHC821, LLC

Interest Calculation:         Actual/360
Call Protection:              Lockout/defeasance until after the date three
                              months prior to maturity
Loan per room(1):             WestCoast Grand Hotel at the Park Loan $34,546
                              WestCoast Olympia Hotel                $35,502

Ongoing Reserves:             FF&E Reserve                           (2)
                                                                     (3)
                              Tax and Insurance Reserve

Lockbox:                      Springing
Property Information

Single Asset/Portfolio:
                               Portfolio of Two Assets (cross-collateralized and
                               cross-defaulted loans)
Property Type:                 Hotel

Property Sub-Type:             Full Service

Ownership Interest:            Fee

Property Management:           WestCoast Hospitality, Limited Partnership

U/W NCF:                       $3,058,300

Appraised Value:               $30,800,000

Appraisal Date:                5/1/2001

Cut-off Date LTV:              67.0%

Maturity/ARD Date LTV:         55.8%

U/W DSCR:                      1.58x

(1)   Based on the May 2002 cut-off date principal balance.

(2) The borrower is required under each of the WestCoast Olympia Hotel Loan and the Westcoast Grand Hotel at the Park Loan to deposit 4.0% of the "gross revenues" from the respective property per month into an FF&E reserve.

(3) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to expiration of the related policies.

                                                                   Cut-off Date               Year Built
                                                                   Allocated                  /Year
Property                           Location                        Loan Amount                Renovated             Units
WestCoast Grand Hotel              Spokane, Washington             $13,887,463                1983/1993             402
at the Park
WestCoast Olympia Hotel            Olympia, Washington             $6,745,339                 1970/1998             190

TOTAL                                                              $ 20,632,802                                     592

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2       COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 22, 2002
--------------------------------------------------------------------------------

           WESTCOAST GRAND HOTEL AT THE PARK & WESTCOAST OLYMPIA HOTEL

                             Additional Information

      WestCoast Grand Hotel at the Park

      o WestCoast Grand Hotel at the Park is a 402-room full service hotel with 29,765 SF of convention & meeting space located in Spokane, WA. The subject was built in 1983 with major expansions in 1985 & 1993. The hotel has undergone $1.8 million in capital upgrades including lobby, swimming pool, corridor, and Riverfront Ballroom renovations since 1998.
      o The unit mix includes 25 Suites, 15 Double, 186 Queen, 104 Double Queen & 72 King rooms. Amenities include 29,765 SF of meeting & convention space, three Food & Beverage facilities, an outdoor & indoor pool, whirlpool, fitness center, gift shop and 321 parking spaces.
      o The subject is located in Spokane, which is a regional convention city destination. It is the economic, financial and service capital of the Inland Northwest and primary inland distribution center and transportation hub since 1881.

      WestCoast Olympia

      o WestCoast Olympia is a 190-room full service hotel with 15,887 SF of meeting space located in Olympia, WA. The subject was built in 1970 and has undergone $600,000 in capital upgrades since 1998.

      o The unit mix includes three Jacuzzi Suites, two King Suites, 45 King, 134 Double Queen & six Jacuzzi rooms. Amenities include 15,887 SF of meeting and ballroom space, a 35-seat lounge, a 90-seat restaurant, an outdoor pool, a Jacuzzi, fitness facilities and 303 parking spaces.

      o The subject is located in the City of Olympia, Washington State's capital and center of government affairs. Other major employers include the health services industry and Safeway stores.

      Borrower/Sponsor

      o WestCoast Hospitality, LP, the sponsor, is an owner, operator and franchiser of full-service hotels. WestCoast dominates the Pacific Northwest and operates 44 properties with over 8,450 rooms and over $261million in assets.

      o The subject is owner-managed by WestCoast Hospitality, LP (NYSE:WEH) which is headquartered in Spokane. WestCoast has more than 60 years of hotel management experience, and currently has 8,700 units under management. Other properties in the area include WestCoast River Inn, WestCoast Ridpath Hotel, and WestCoast Tri-Cities Hotel.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2       COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 22, 2002
--------------------------------------------------------------------------------

                                1101 KING STREET
Loan Information
Cut-off Date Principal Balance:    $18,475,109

First Payment Date:                April 11, 2002
Mortgage Interest Rate:            7.300% per annum
Amortization:                      360 months
Maturity Date:                     March 11, 2012
Maturity/ARD Balance:              $16,267,342
Borrower:                          1101 King Street, LLC

Interest Calculation:              Actual/360
Call Protection:                   Lockout/defeasance until after the date six
                                   months prior to the loan maturity
Loan per unit(1):                  $ 135

Upfront Reserves:
                                   Environmental Reserve(2)     $1,250
                                   Engineering Reserve(3)       $13,250

Ongoing Reserves:                                               (4)
                                   Tax and Insurance Reserve
                                   Replacement Reserve          (5)

Lockbox:                           Modified


Property Information

Single Asset/Portfolio:          Single Asset

Property Type:                   Office

Property Sub-Type:               Suburban

Location:                        Alexandria, Virginia

Year Built/Renovated:            1984/N/A

Square Footage:                  136,481

Occupancy at U/W:                95%(6)

Ownership Interest:              Fee

                                              % of
                                              Total    Lease      Rent(6)
Major Tenants                    NRSF         NRSF     Expiration PSF
The Gallows (7)
Corporation                      36,461       26.7%    2/28/2017  $26.00
HDR, Inc                         32,870       24.1%    9/30/2007  $21.98
Assn. Fund Raising               19,045       14.0%    1/31/2007  $24.23

Property Management:             Southern Management Corporation

U/W NCF:                         $1,940,032

Appraised Value:                 $24,600,000

Appraisal Date:                  March 1, 2002

Cut-off Date LTV:                75.1%

Maturity/ARD LTV:                66.1%

U/W DSCR:                        1.27x

(1)   Based on the May 2002 cut-off date principal balance.

(2) The borrower deposited $1,250 into a reserve account to be used for testing of the emergency generator and water on the 1101 King Street Property.

(3) The borrower deposited $13,250 into an Engineering reserve account for immediate repairs.

(4) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to expiration of the related policies.

(5) The borrower is required to deposit $2,750 per month into a Replacement Reserve.

(6)   Occupancy and rent per square foot are based on the 3/1/2002 rent roll.

(7) The borrower was required to enter into a master lease. Pursuant to the master lease, The Gallow Corporation must lease from borrower the vacant rentable space, together with certain presently leased space which is to become vacant during the one year period from the date of closing, until the borrower enters into lease agreements that meet certain criteria with a third-party tenant or tenants for such portions of the building. The Master Lease is at $26 PSF full service with a base year expense stop. David H. Hillman is the guarantor of the master lease. Of this space, Virginia Tech has subleased 8,457 SF for 5 years at $25 PSF effective 4/1/02. In addition, as of April 2002, there are two letters of intent signed by Star Mountain and Research America for subleases totaling another 21,002 SF at $25PSF. Another letter of intent for sublease is out for signature on 7,900 SF at $25 PSF.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2       COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 22, 2002
--------------------------------------------------------------------------------

                                1101 KING STREET

                             Additional Information

      o 1101 King Street is a 7-story, multi-tenant office building constructed in 1984. The collateral contains 136,481 NRA and a 3 level, 500 space parking garage and is located in Alexandria, VA.

      o The collateral represents the leased fee estate of a 74.55% condominium interest in the property and the entire garage.

      o The subject is located in Alexandria CBD and is approximately 10 miles from Washington DC and 3 miles south of Reagan International Airport. Demand for new space continues to outpace supply as existing and new building are re-leasing and pre-leasing rapidly. Recently, 574,988 SF completed in Alexandria were 40% pre-leased and are currently 100% leased as of February 2002.

      o The subject is located along the west line of Henry Street, between King Street and Cameron Street with a good access due to the proximity of major thoroughfares, bus and metro service.

      o The largest tenant, The Gallow Corporation, an affiliate of Southern Management Company, master leases 27% of NRA with a base rent of $26.00 PSF expiring 2/28/2017. The second largest tenant, HDR, Inc., a leading architecture and engineering consulting firm, leases 24% of NRA with a base rent of $21.98 PSF expiring 9/30/2007.

      o The sponsor, David Hillman started his company in late 1960s focusing on buying and upgrading older apartment complexes.

      o Southern Management Company, owned and controlled by David Hillman, owns and operates approximately 22,500 multifamily units, most of which are located in the Baltimore MSA. Southern Management Company also operates and manages both residential and office projects in Washington DC, Maryland and Virginia area.

      Lease Rollover Schedule 1101 King Street

                                                                                           % of Total Base  Cumulative %
                                  Average Base                                             Rental           of Total Rental
          # of Leases             Rent per SF            % of Total SF     Cumulative %    Revenues         Revenues
Year      Rolling                 Rolling                Rolling           of SF Rolling   Rolling          Rolling
2002      4                       $20.86                 7.8%              7.8%            6.6%             6.6%
2003      3                       $22.31                 6.7%              14.5%           6.1%             12.7%
2004      5                       $26.89                 4.7%              19.2%           5.1%             17.8%
2005      3                       $26.18                 3.3%              22.5%           3.5%             21.3%
2006      5                       $39.47                 3.0%              25.5%           4.8%             26.1%
2007      11                      $23.55                 52.4%             77.8%           50.0%            76.1%
2009      2                       $39.09                 1.0%              78.8%           1.5%             77.6%
2017      1                       $26.00                 21.2%             100.0%          22.4%            100.0%

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKN2       COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 22, 2002
--------------------------------------------------------------------------------
                        REAL ESTATE DEBT CAPITAL MARKETS

CONTACT                              PHONE                          FAX                              E-MAIL

Ken Rivkin                           212.325.3295                   212.325.8104                     ken.rivkin@csfb.com
Managing Director

Barry Polen                          212.325.3295                   212.325.8104                     barry.polen@csfb.com
Director

Chris Anderson                       212.538.3941                   212.325.9807                     chris.anderson@csfb.com
Vice President

Jason Fruchtman                      212.325.3492                   212.325.8105                     jason.fruchtman@csfb.com
Analyst

Martin Gilligan                      212.325.3295                   212.325.8104                     martin.gilligan@csfb.com
Analyst

                               STRUCTURED FINANCE

CONTACT                             PHONE               FAX                                 E-MAIL
Anand Gajjar                        212.538.6415        212.325.6815                        anand.gajjar@csfb.com
Managing Director

Jeffrey Altabef                     212.325.5584        212.743.5227                        jeffrey.altabef@csfb.com
Director

Reese Mason                         212.325.8661        212.743.5227                        reese.mason@csfb.com
Vice President

Dan Wolins                          212.538.6282        212.743.5556                        daniel.wolins@csfb.com
Vice President

Prashant Raj                        212.538.5773        212.743.5171                        prashant.raj@csfb.com
Analyst

Boris Zhuravel                      212.538.4459        212.743.4578                        boris.zhuravel@csfb.com
Analyst

Goy Noonpakdee                      212.325.4139        212.743.4577                        goy.noonpakdee@csfb.com
Analyst

              UNDERLYING MORTGAGED REAL PROPERTIES BY FEE/LEASEHOLD

                               NUMBER OF                                                WEIGHTED
                               UNDERLYING                           PERCENTAGE OF       AVERAGE                          WEIGHTED
                               MORTGAGED         CUT-OFF DATE          INITIAL          MORTGAGE        WEIGHTED          AVERAGE
                                  REAL            PRINCIPAL         MORTGAGE POOL       INTEREST         AVERAGE       CUT-OFF DATE
FEE/LEASEHOLD                  PROPERTIES        BALANCE (1)           BALANCE           RATES          U/W DSCR       LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
Fee                              114            $738,558,717            98.84%           7.424%          1.47x           71.2%
Leasehold                          2               8,652,029             1.16%           7.934%          1.41            63.3%

                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          116            $747,210,746            100.0%           7.430%          1.47x           71.1%
                              ======================================================================================================

(1) ASSUMES A CUT-OFF DATE OF MAY 2002.

                         UNDERLYING MORTGAGE LOAN SELLER

                                                                                        WEIGHTED
                                   NUMBER OF                        PERCENTAGE OF       AVERAGE                           WEIGHTED
                                   UNDERLYING      CUT-OFF DATE        INITIAL          MORTGAGE        WEIGHTED          AVERAGE
                                    MORTGAGE        PRINCIPAL       MORTGAGE POOL       INTEREST        AVERAGE         CUT-OFF DATE
MORTGAGE LOAN SELLER                 LOANS         BALANCE (1)         BALANCE           RATE           U/W DSCR       LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
Column                                 90         $635,147,735           85.00%          7.424%           1.48x          71.4%
NCB                                    11           46,273,324            6.19%          7.602%           1.53           62.5%
KeyBank                                11           65,789,687            8.80%          7.374%           1.29           74.4%

                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               112        $ 747,210,746          100.00%          7.430%           1.47x          71.1%
                              ======================================================================================================

(1) ASSUMES A CUT-OFF DATE IN MAY 2002.

                             MORTGAGE INTEREST RATES

                                                                                        WEIGHTED
                                   NUMBER OF                        PERCENTAGE OF       AVERAGE                          WEIGHTED
                                   UNDERLYING      CUT-OFF DATE         INITIAL          MORTGAGE       WEIGHTED          AVERAGE
           RANGE OF                MORTGAGE         PRINCIPAL       MORTGAGE POOL       INTEREST        AVERAGE        CUT-OFF DATE
   MORTGAGE INTEREST RATES           LOANS         BALANCE (1)         BALANCE            RATE          U/W DSCR       LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
   6.750%   -    7.000%                5          $ 58,384,533            7.81%          6.823%           2.25x          66.9%
   7.001%   -    7.150%                6            36,815,933            4.93%          7.119%            1.38          75.6%
   7.151%   -    7.250%               10           110,452,339           14.78%          7.226%            1.35          74.9%
   7.251%   -    7.350%               18            90,517,837           12.11%          7.294%            1.42          72.5%
   7.351%   -    7.500%               22           216,085,499           28.92%          7.396%            1.42          71.3%
   7.501%   -    7.650%               15            59,694,311            7.99%          7.579%            1.40          66.3%
   7.651%   -    7.900%               16           102,388,462           13.70%          7.752%            1.38          71.0%
   7.901%   -    8.150%               10            57,619,452            7.71%          8.003%            1.45          69.0%
   8.151%   -    8.250%                4             6,098,778            0.82%          8.205%            1.32          64.8%
   8.251%   -    8.750%                6             9,153,602            1.23%          8.480%            1.38          65.1%

                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              112         $ 747,210,746          100.00%          7.430%            1.47x         71.1%
                              ======================================================================================================


MAXIMUM MORTGAGE INTEREST RATE:       8.750%
MINIMUM MORTGAGE INTEREST RATE:       6.750%
WTD. AVG. MORTGAGE INTEREST RATE:     7.430%

(1)  ASSUMES A CUT-OFF DATE IN MAY 2002.


                       CUT-OFF DATE PRINCIPAL BALANCES (1)

                                                                                           WEIGHTED
                                        NUMBER OF                        PERCENTAGE OF     AVERAGE                       WEIGHTED
                                        UNDERLYING      CUT-OFF DATE         INITIAL        MORTGAGE      WEIGHTED        AVERAGE
              RANGE OF                  MORTGAGE         PRINCIPAL       MORTGAGE POOL     INTEREST       AVERAGE      CUT-OFF DATE
      MORTGAGE INTEREST RATES             LOANS         BALANCE (1)         BALANCE          RATE         U/W DSCR     LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
     $573,448    -      1,000,000         14          $ 10,631,708          1.42%            7.795%         1.41x          69.1%
    1,000,001    -      1,500,000         12            15,192,331          2.03%            7.521%         1.39           70.0%
    1,500,001    -      2,000,000         17            31,039,384          4.15%            7.572%         1.40           71.2%
    2,000,001    -      2,500,000          5            10,848,782          1.45%            7.621%         1.50           72.2%
    2,500,001    -      3,000,000          7            20,314,609          2.72%            7.641%         1.36           70.0%
    3,000,001    -      4,000,000          8            26,128,959          3.50%            7.720%         1.50           67.1%
    4,000,001    -      5,000,000          5            21,723,106          2.91%            7.396%         1.35           74.1%
    5,000,001    -      7,500,000         16           101,213,055         13.55%            7.473%         1.40           71.9%
    7,500,001    -     10,000,000          8            68,059,906          9.11%            7.336%         1.41           74.1%
   10,000,001    -     20,000,000         13           177,876,728         23.81%            7.500%         1.39           69.4%
   20,000,001    -     30,000,000          2            45,881,831          6.14%            7.229%         1.34           78.2%
   30,000,001    -     40,000,000          2            70,895,222          9.49%            7.190%         2.02           70.0%
   40,000,001    -     50,000,000          2            92,405,125         12.37%            7.384%         1.58           66.8%
   50,000,001    -    $55,000,000          1            55,000,000          7.36%            7.380%         1.24           75.9%
                                      ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  112         $ 747,210,746        100.00%            7.430%         1.47x          71.1%
                                      ==============================================================================================


MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):     $55,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):        $573,448
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):      $6,671,525

(1)  ASSUMES A CUT-OFF DATE IN MAY 2002.

                           ORIGINAL AMORTIZATION TERMS

                                                                                          WEIGHTED
                                       NUMBER OF                         PERCENTAGE OF    AVERAGE                        WEIGHTED
      RANGE OF                         UNDERLYING       CUT-OFF DATE        INITIAL      MORTGAGE       WEIGHTED          AVERAGE
 ORIGINAL AMORTIZATION                  MORTGAGE         PRINCIPAL       MORTGAGE POOL   INTEREST        AVERAGE       CUT-OFF DATE
  TERMS (MONTHS)                         LOANS          BALANCE (1)         BALANCE        RATE         U/W DSCR       LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
    180      -     300                    31          $ 124,841,702         16.71%        7.735%          1.45x            65.8%
    301      -     350                     2             13,374,880          1.79%        7.392%          1.30             72.5%
    351      -     360                    78            569,010,746         76.15%        7.412%          1.39             72.8%
    361      -     478                     1             39,983,418          5.35%        6.750%          2.62             63.5%
                                      ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  112          $ 747,210,746         100.00%       7.430%          1.47x            71.1%
                                      ==============================================================================================


MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):            478
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):            180
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (2):          353

(1) ASSUMES A CUT-OFF DATE IN MAY 2002.

(2) DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.


                      ORIGINAL TERMS TO STATED MATURITY (1)

                                                                                          WEIGHTED
                                       NUMBER OF                         PERCENTAGE OF    AVERAGE                        WEIGHTED
            RANGE OF                   UNDERLYING       CUT-OFF DATE        INITIAL      MORTGAGE       WEIGHTED          AVERAGE
        ORIGINAL TERMS                  MORTGAGE         PRINCIPAL       MORTGAGE POOL   INTEREST        AVERAGE       CUT-OFF DATE
  TO STATED MATURITY (MONTHS)            LOANS          BALANCE (2)         BALANCE        RATE         U/W DSCR       LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------
     60      -     84                      3           $ 19,294,204           2.58%       7.700%           1.67x            67.7%
     85      -     120                   108           712,961,224           95.42%       7.413%           1.46             71.7%
    121      -     180                     1             14,955,318           2.00%       7.900%           1.52             47.8%
                                      ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  112         $ 747,210,746          100.00%       7.430%           1.47x            71.1%
                                      ==============================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (2):      180
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (2):       60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (2):    120

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE. (2) ASSUMES A CUT-OFF DATE IN MAY 2002.

                        REMAINING AMORTIZATION TERMS (1)

                                                                                          WEIGHTED
                                       NUMBER OF                         PERCENTAGE OF    AVERAGE                        WEIGHTED
       RANGE OF                        UNDERLYING       CUT-OFF DATE        INITIAL      MORTGAGE       WEIGHTED          AVERAGE
 REMAINING AMORTIZATION                 MORTGAGE         PRINCIPAL       MORTGAGE POOL   INTEREST        AVERAGE       CUT-OFF DATE
   TERMS (MONTHS) (1)                    LOANS          BALANCE (1)         BALANCE        RATE         U/W DSCR       LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
    179      -     250                     6           $ 22,709,727          3.04%        7.838%          1.49x            53.9%
    251      -     300                    25            102,131,975         13.67%        7.712%          1.44             68.4%
    301      -     320                     2             13,374,880          1.79%        7.392%          1.30             72.5%
    321      -     350                     9             40,811,343          5.46%        7.774%          1.41             70.0%
    351      -     477                    70            568,182,821         76.04%        7.339%          1.48             72.3%

                                      ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  112          $ 747,210,746        100.00%        7.430%          1.47x             71.1%
                                      ==============================================================================================


MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (1) (2):       477
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (1) (2):       179
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (1) (2):     349

(1)  ASSUMES A CUT-OFF DATE IN MAY 2002.
(2) DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

      REMAINING TERMS TO STATED MATURITY (1)

                                                                                          WEIGHTED
                                       NUMBER OF                         PERCENTAGE OF    AVERAGE                        WEIGHTED
                                       UNDERLYING       CUT-OFF DATE        INITIAL      MORTGAGE       WEIGHTED          AVERAGE
           RANGE OF                     MORTGAGE         PRINCIPAL       MORTGAGE POOL   INTEREST        AVERAGE       CUT-OFF DATE
      REMAINING TERMS                    LOANS          BALANCE (2)         BALANCE        RATE         U/W DSCR       LTV RATIO (2)
TO STATED MATURITY (MONTHS) (1) (2)
------------------------------------------------------------------------------------------------------------------------------------
    55     -      84                       4            $ 20,419,225          2.73%        7.695%         1.67x              67.5%
    85     -     117                      83             451,793,950         60.46%        7.463%         1.37               73.2%
    118    -     179                      25             274,997,571         36.80%        7.358%         1.62               68.0%

                                      ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  112          $ 747,210,746         100.00%       7.430%          1.47x              71.1%
                                      ==============================================================================================


MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1) (2):      179
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1) (2):      55
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1) (2):    116

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE. (2) ASSUMES A CUT-OFF DATE IN MAY 2002.

                         YEARS BUILT/YEARS RENOVATED (1)

                                                                                     WEIGHTED
                                    NUMBER OF                       PERCENTAGE OF     AVERAGE                      WEIGHTED
                                    MORTGAGED      CUT-OFF DATE       INITIAL         MORTGAGE     WEIGHTED        AVERAGE
       RANGE OF YEARS                 REAL          PRINCIPAL       MORTGAGE POOL    INTEREST      AVERAGE       CUT-OFF DATE
     BUILT/RENOVATED (1)           PROPERTIES      BALANCE (2)        BALANCE         RATE         U/W DSCR      LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------
    1900      -      1970              11           $ 33,633,652       4.50%         7.642%          1.45x          57.9%
    1971      -      1980              12             34,277,362       4.59%         7.400%          1.39           72.6%
    1981      -      1990              20            169,052,093      22.62%         7.550%          1.35           72.1%
    1991      -      2001              73            510,247,640      68.29%         7.379%          1.51           71.5%

                                   -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               116          $ 747,210,746      100.00%        7.430%         1.47x           71.1%
                                   ===========================================================================================

MOST RECENT YEAR BUILT/RENOVATED (1):   2001
OLDEST YEAR BUILT/RENOVATED (1):        1900
WTD. AVG. YEAR BUILT/RENOVATED (1):     1993

(1) YEAR BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT, THE YEAR RENOVATED, OR CO-OP CONVERSION DATE IN THE CASE OF COOPERATIVE PROPERTIES. (2) ASSUMES A CUT-OFF DATE IN MAY 2002.


                       OCCUPANCY RATES AT UNDERWRITING (1)

                                                                                     WEIGHTED
                                    NUMBER OF                       PERCENTAGE OF     AVERAGE                      WEIGHTED
                                    MORTGAGED      CUT-OFF DATE       INITIAL         MORTGAGE     WEIGHTED        AVERAGE
          RANGE OF                    REAL          PRINCIPAL       MORTGAGE POOL    INTEREST      AVERAGE       CUT-OFF DATE
   OCCUPANCY RATES AT U/W          PROPERTIES      BALANCE (2)        BALANCE         RATE         U/W DSCR      LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------
    67%       -       85%               8           $ 76,971,355      10.30%         7.522%          1.27x          74.5%
    86%       -       90%               9            122,612,552      16.41%         7.407%          1.55           68.1%
    91%       -       93%              22            167,974,229      22.48%         7.355%          1.37           72.8%
    94%       -       95%               9             85,935,090      11.50%         7.281%          1.32           76.6%
    96%       -       97%              10             44,081,631       5.90%         7.483%          1.44           72.1%
    98%       -      100%              55            225,781,003      30.22%         7.436%          1.61           68.7%

                                   -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               113          $ 723,355,860      96.81%         7.406%         1.46x           71.3%
                                   ===========================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):     100%
MINIMUM OCCUPANCY RATE AT U/W (1):      67%
WTD. AVG. OCCUPANCY RATE AT U/W (1):    93%

(1)  DOES NOT INCLUDE HOSPITALITY PROPERTIES.
(2)  ASSUMES A CUT-OFF DATE IN MAY 2002.
(3) IN THE CASE OF COOPERATIVE MORTGAGED REAL PROPERTIES OCCUPANCY RATES REFLECT UNDERWRITTEN OCCUPANCY RATES.

                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                                  WEIGHTED
                                  NUMBER OF                      PERCENTAGE OF    AVERAGE                       WEIGHTED
                                 UNDERLYING     CUT-OFF DATE       INITIAL        MORTGAGE       WEIGHTED        AVERAGE
         RANGE OF                 MORTGAGE        PRINCIPAL      MORTGAGE POOL    INTEREST        AVERAGE      CUT-OFF DATE
         U/W DSCRS                 LOANS        BALANCE (1)       BALANCE          RATE           U/W DSCR    LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------

   1.20x     -     1.25               6         $ 127,184,259      17.02%          7.440%          1.24x          77.4%
   1.26      -     1.29              18            67,164,006       8.99%          7.468%          1.27           74.4%
   1.30      -     1.35              25           149,913,801      20.06%          7.438%          1.32           73.4%
   1.36      -     1.40              14            85,596,192      11.46%          7.460%          1.38           72.7%
   1.41      -     1.45              13            82,209,003      11.00%          7.428%          1.42           71.4%
   1.46      -     1.50              14            65,412,688       8.75%          7.451%          1.47           69.6%
   1.51      -     1.59              14            66,207,701       8.86%          7.778%          1.56           63.9%
   1.60      -     1.99               6            58,061,333       7.77%          7.362%          1.80           60.3%
   2.00      -     2.62x              2            45,461,763       6.08%          6.821%          2.57           64.0%

                                 -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             112         $ 747,210,746     100.00%          7.430%          1.47x          71.1%
                                 ===========================================================================================

MAXIMUM U/W DSCR:                   2.62X
MINIMUM U/W DSCR:                   1.20X
WTD. AVG. U/W DSCR:                 1.47X

(1) ASSUMES A CUT-OFF DATE IN MAY 2002.


                      CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

                                                                                  WEIGHTED
                                  NUMBER OF                      PERCENTAGE OF    AVERAGE                       WEIGHTED
                                 UNDERLYING     CUT-OFF DATE       INITIAL        MORTGAGE       WEIGHTED        AVERAGE
  RANGE OF CUT-OFF DATE           MORTGAGE        PRINCIPAL      MORTGAGE POOL    INTEREST        AVERAGE      CUT-OFF DATE
    LOAN-TO-VALUE RATIOS (1)        LOANS        BALANCE (1)       BALANCE          RATE           U/W DSCR    LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------
   47.8%     -     50.0%              1          $ 14,955,318       2.00%          7.900%          1.52x          47.8%
   50.1%     -     65.0%             19           137,435,253      18.39%          7.296%          1.92           61.1%
   65.1%     -     70.0%             21           111,902,993      14.98%          7.581%          1.50           68.1%
   70.1%     -     72.5%             17            75,507,951      10.11%          7.538%          1.42           71.5%
   72.6%     -     74.5%             19           139,638,644      18.69%          7.432%          1.35           73.7%
   74.6%     -     75.5%             11            48,170,929       6.45%          7.373%          1.29           74.9%
   75.6%     -     77.5%              7            91,048,909      12.19%          7.336%          1.30           76.4%
   77.6%     -     79.8%             17           128,550,748      17.20%          7.412%          1.30           78.9%

                                 -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             112         $ 747,210,746     100.00%          7.430%          1.47x          71.1%
                                 ===========================================================================================


MAXIMUM CUT-OFF DATE LTV RATIO (1): 79.8%
MINIMUM CUT-OFF DATE LTV RATIO (1): 47.8%
WTD. AVG. CUT-OFF DATE LTV RATIO (1)71.1%

(1) ASSUMES A CUT-OFF DATE IN MAY 2002.

                       MORTGAGED REAL PROPERTIES BY STATE

                                                                           WEIGHTED
                            NUMBER OF                     PERCENTAGE OF     AVERAGE                          WEIGHTED
                            MORTGAGED    CUT-OFF DATE      INITIAL         MORTGAGE        WEIGHTED          AVERAGE
                             REAL          PRINCIPAL      MORTGAGE POOL    INTEREST        AVERAGE         CUT-OFF DATE
STATE                      PROPERTIES     BALANCE (2)      BALANCE           RATE           U/W DSCR       LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------
Florida                       13         171,277,122       22.92%           7.370%           1.33             74.6%
California                    10          85,480,767       11.44%           7.597%           1.32             73.6%
 Northern California (1)       4          47,641,971        6.38%           7.603%           1.28             76.8%
 Southern California (1)       6          37,838,796        5.06%           7.589%           1.37             69.6%
New York                      11        $ 70,545,021        9.44%           7.244%           2.14x            60.1%
Texas                         18          66,932,920        8.96%           7.485%           1.37             74.7%
Pennsylvania                   8          56,816,532        7.60%           7.452%           1.75             61.5%
Ohio                           7          56,024,899        7.50%           7.447%           1.35             73.1%
Michigan                       7          51,256,628        6.86%           7.300%           1.41             70.5%
Illinois                       4          27,938,192        3.74%           7.220%           1.29             77.0%
Washington                     2          20,632,802        2.76%           8.080%           1.58             67.0%
Virginia                       2          20,069,200        2.69%           7.301%           1.29             74.9%
Maryland                       4          19,847,137        2.66%           7.826%           1.31             72.1%
North Carolina                 3          14,373,146        1.92%           7.238%           1.55             69.6%
Connecticut                    4          12,373,348        1.66%           7.741%           1.39             67.0%
Minnesota                      2          11,217,376        1.50%           7.665%           1.54             72.7%
Indiana                        3          11,024,080        1.48%           7.345%           1.31             73.7%
Louisiana                      1           9,492,648        1.27%           7.290%           1.48             71.9%
New Mexico                     1           8,088,437        1.08%           7.060%           1.22             79.8%
Georgia                        3           8,036,918        1.08%           7.408%           1.39             72.7%
Wisconsin                      1           5,478,345        0.73%           7.340%           2.20             67.3%
Oregon                         2           4,188,480        0.56%           7.315%           1.37             73.5%
Arizona                        1           4,125,695        0.55%           7.190%           1.29             77.4%
Nevada                         2           3,605,942        0.48%           7.413%           1.42             67.3%
New Jersey                     1           2,875,972        0.38%           7.580%           1.44             57.5%
Massachusetts                  1           1,998,642        0.27%           7.940%           1.46             67.1%
Missouri                       1           1,194,828        0.16%           7.500%           1.31             64.6%
Kansas                         1             995,550        0.13%           7.350%           1.37             74.0%
Rhode Island                   1             746,672        0.10%           6.800%           1.56             74.7%
New Hampshire                  2             573,448        0.08%           7.420%           1.59             64.1%

                           ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      116       $ 747,210,746      100.00%           7.430%           1.47x            71.1%
                           =============================================================================================

(1) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES LESS THAN OR EQUAL TO 93600. NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN 93600.

(2) ASSUMES A CUT-OFF DATE IN MAY 2002.

                 UNDERLYING MORTGAGE LOANS BY AMORTIZATION TYPE

                                                                          WEIGHTED
                            NUMBER OF                     PERCENTAGE OF    AVERAGE                           WEIGHTED
                           UNDERLYING    CUT-OFF DATE      INITIAL        MORTGAGE         WEIGHTED           AVERAGE
                            MORTGAGE       PRINCIPAL      MORTGAGE POOL   INTEREST         AVERAGE         CUT-OFF DATE
LOAN TYPE                   LOANS         BALANCE (1)      BALANCE          RATE            U/W DSCR       LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------
Balloon                      105       $ 573,197,929       76.71%           7.464%           1.37x            73.3%
ARD                            6         159,057,499       21.29%           7.265%           1.82             65.5%
Fully Amortizing               1          14,955,318        2.00%           7.900%           1.52             47.8%

                           ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      112       $ 747,210,746      100.00%           7.430%           1.47x            71.1%
                           =============================================================================================


(1)  ASSUMES A CUT-OFF DATE IN MAY 2002.

                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                                      WEIGHTED
                                    NUMBER OF                        PERCENTAGE OF     AVERAGE                    WEIGHTED
                                    MORTGAGED       CUT-OFF DATE       INITIAL        MORTGAGE      WEIGHTED      AVERAGE
                                       REAL          PRINCIPAL       MORTGAGE POOL    INTEREST      AVERAGE     CUT-OFF DATE
PROPERTY TYPE                       PROPERTIES      BALANCE (1)        BALANCE          RATE        U/W DSCR    LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------
Multifamily                             37          $ 208,460,978      27.90%          7.331%          1.34x        76.2%
Office                                  28            240,029,628      32.12%          7.313%          1.58         70.1%
Retail                                  21            183,405,886      24.55%          7.476%          1.44         70.3%
Mixed Use                                9             40,593,983       5.43%          7.806%          1.46         61.4%
Industrial                               9             24,406,613       3.27%          7.442%          1.60         67.6%
Hotel                                    3             23,854,886       3.19%          8.170%          1.57         65.1%
Self Storage                             5             20,398,163       2.73%          7.833%          1.33         71.0%
Manufactured Housing                     4              6,060,608       0.81%          7.275%          1.53         65.6%
                                 --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                116          $ 747,210,746     100.00%          7.430%          1.47x        71.1%
                                 ============================================================================================

(1) ASSUMES A CUT-OFF DATE IN MAY 2002.


                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                       WEIGHTED
                                        NUMBER OF                     PERCENTAGE OF     AVERAGE                    WEIGHTED
                                        MORTGAGED    CUT-OFF DATE       INITIAL        MORTGAGE     WEIGHTED       AVERAGE
                                           REAL        PRINCIPAL      MORTGAGE POOL    INTEREST      AVERAGE     CUT-OFF DATE
PROPERTY TYPE  PROPERTY SUB-TYPE       PROPERTIES    BALANCE (1)        BALANCE          RATE       U/W DSCR    LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------
Retail
                  Anchored     (2)        12       $ 150,162,712          20.10%         7.452%         1.46x        70.0%
                  Unanchored               9          33,243,174           4.45%         7.581%         1.33         71.5%

                                      ---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   21       $ 183,405,886          24.55%         7.476%         1.44X        70.3%
                                      =======================================================================================

HOTEL
                  Full Service             2         $ 20,632,802          2.76%         8.080%         1.58x        67.0%
                  Limited Service          1            3,222,084          0.43%         8.750%         1.53         52.8%

                                      ---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    3         $ 23,854,886          3.19%         8.170%         1.57x        65.1%
                                      =======================================================================================


(1) Assumes a Cut-off Date in May 2002.

(2) Includes shadow anchored properties.

              UNDERLYING MORTGAGED REAL PROPERTIES BY FEE/LEASEHOLD

                                       NUMBER OF                                            WEIGHTED
                                       UNDERLYING                        PERCENTAGE OF      AVERAGE                      WEIGHTED
                                       MORTGAGED       CUT-OFF DATE         INITIAL         MORTGAGE      WEIGHTED        AVERAGE
                                          REAL          PRINCIPAL        MORTGAGE POOL      INTEREST       AVERAGE     CUT-OFF DATE
FEE/LEASEHOLD                          PROPERTIES      BALANCE (1)          BALANCE          RATES        U/W DSCR     LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
Fee                                       114         $ 738,558,717          98.84%          7.424%         1.47x          71.2%
Leasehold                                   2             8,652,029          1.16%           7.934%         1.41           63.3%

                                      ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   116         $ 747,210,746          100.0%          7.430%         1.47X          71.1%
                                      ==============================================================================================

(1) ASSUMES A CUT-OFF DATE OF MAY 2002.

TOP 5 OFFICE TENANTS BASED ON SQUARE FOOTAGE
------------------------------------------------------------------------------------------------------------------------------------
LOAN #        PROPERTY                              TENANT NAME    SQUARE FOOTAGE    % OF NRA    CREDIT RATING   COMPANY DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------

TOP 5 RETAIL TENANTS BASED ON SQUARE FOOTAGE
------------------------------------------------------------------------------------------------------------------------------------
LOAN #        PROPERTY                              TENANT NAME    SQUARE FOOTAGE    % OF NRA    CREDIT RATING   COMPANY DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------

TOP 5 INDUSTRIAL TENANTS BASED ON SQUARE FOOTAGE
------------------------------------------------------------------------------------------------------------------------------------
LOAN #        PROPERTY                              TENANT NAME    SQUARE FOOTAGE    % OF NRA    CREDIT RATING   COMPANY DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------



                        TENANTS OCCUPY MORE THAN 50% NRA

                                                                                       GENERAL    DETAILED
                                            % POOL          CURRENT         LOAN      PROPERTY    PROPERTY
    LOAN NUMBER        PROPERTY NAME       BALANCE       LOAN BALANCE      SELLER       TYPE        TYPE      DSCR



    NET            UNIT
  RENTABLE          OF                                                  LEASE
AREA SF/UNITS    MEASURE     LARGEST TENANT       SF      % OF SF    EXPIRATION



STRATS BY PROPERTY TYPE

-----------------------------------------------------------------------------------------------------------------------------------
                                                    AVERAGE      TOTAL      LOAN     VALUE                                     WA
                NUMBER OF  CUT-OFF                  BALANCE     SF/UNITS/ PSF/UNIT/ PSF/UNIT/                               MATURITY
PROPERTY TYPE  PROPERTIES  DATE BALANCE % OF POOL  BY PROPERTY     PADS      PAD      PAD     WA DSCR     VALUE    WA LTV     LTV
-----------------------------------------------------------------------------------------------------------------------------------
Multifamily       129      379,388,185    41.32%    2,940,994     12,024   31,553    231,532     5.39  805,495,085   47.10%  41.40%
-----------------------------------------------------------------------------------------------------------------------------------
Office            28       240,029,628    26.14%    8,572,487  2,959,174       81        116     1.58  342,410,311   70.10%  62.60%
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Retail            21       183,405,886    19.98%    8,733,614  2,489,629       74        106     1.44  260,890,307   70.30%  61.80%
-----------------------------------------------------------------------------------------------------------------------------------
Mixed Use          9        40,593,983    4.42%     4,510,443    496,489       82        138     1.46   66,113,979   61.40%  37.80%
-----------------------------------------------------------------------------------------------------------------------------------
Industrial         9        24,406,613    2.66%     2,711,846    839,817       24         35     1.60   36,104,457   67.60%  57.80%
-----------------------------------------------------------------------------------------------------------------------------------
Hotel              3        23,854,886    2.60%     7,951,629        727   32,813     50,757     1.57   36,643,450   65.10%  54.30%
-----------------------------------------------------------------------------------------------------------------------------------
Self Storage       5        20,398,163    2.22%     4,079,633    370,456       55         78     1.33   28,729,807   71.00%  58.30%
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Manufactured
 Housing           4         6,060,608    0.66%     1,515,152        474   12,786     19,937     1.53    9,238,732   65.60%  53.10%
-----------------------------------------------------------------------------------------------------------------------------------

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TOTALS:           208      918,137,952   100.00%    4,414,125                                    3.12                60.00%  52.10%
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

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

                                                                                            % SELF                    % MANUFACTURED
MSA    BALANCE    % POOL   % MULTIFAMILY    % RETAIL   % OFFICE   % INDUSTRIAL   % HOTEL    STORAGE    % WAREHOUSE       HOUSING

